Exhibit 10.24



                                 M O R T G A G E




                       TWENTY-NINTH SUPPLEMENTAL INDENTURE



                             MIDDLESEX WATER COMPANY


                                       TO


                            FIRST UNION NATIONAL BANK
                                     Trustee




                          Dated as of January 15, 2002



                                                     Record and Return to:

                                                     Peter D. Hutcheon, Esq.
                                                     Norris, McLaughlin & Marcus
                                                     721 Route 202/206
                                                     P.O. Box 1018
                                                     Somerville, NJ  08876
                                                     (908) 722-0700



Prepared By:________________________
                    Peter D. Hutcheon, Esq.

          THIS TWENTY-NINTH SUPPLEMENTAL INDENTURE, dated as of the Fifteenth day of January 2002, between MIDDLESEX WATER COMPANY, a corporation organized and existing under the laws of the State of New Jersey, having its principal office in the Township of Iselin, New Jersey (herein called the "Water Company"), and FIRST UNION NATIONAL BANK, (as successor to Meridian Bank, the successor to United Counties Trust Company in turn the successor to the Union County Trust Company), a corporation organized and existing under the laws of the United States, having its principal New Jersey corporate trust office in the Town of Morristown, New Jersey, as Trustee under the Indenture of Mortgage hereinafter mentioned (herein called the "Trustee"):

          WHEREAS, on April 1, 1927, Water Company executed and delivered to the Trustee an Indenture of Mortgage (herein called the "Mortgage") to secure its First and Refunding Mortgage Gold Bonds, Series A, 5-1/2%, which bonds have since been redeemed by Water Company, and which Mortgage provides that bonds of other series may be issued under and pursuant to an indenture supplemental thereto; and

          WHEREAS, on May 14, 1935, Water Company executed and delivered to the Trustee a Supplemental Indenture to secure its First and Refunding Mortgage Bonds, Series B, 4-1/2%, which Supplemental Indenture, prior to the execution and delivery hereof, was satisfied and discharged of record, no bonds having been issued thereunder; and

          WHEREAS, as of October 1, 1939, Water Company executed and delivered to the Trustee a Second Supplemental Indenture of Mortgage (herein called the "Second Supplemental Indenture") to secure its First and Refunding Mortgage 3-3/4% Bonds, Series C (herein called the "Series C Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

          WHEREAS, as of April 1, 1946, Water Company executed and delivered to the Trustee a Third Supplemental Indenture of Mortgage (herein called the "Third Supplemental Indenture") to secure its First and Refunding Mortgage 3% Bonds, Series D (herein called the "Series D Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

          WHEREAS, as of April 1, 1949, Water Company executed and delivered to the Trustee a Fourth Supplemental Indenture of Mortgage (herein called the "Fourth Supplemental Indenture") to secure its First Mortgage 3-1/2% Bonds, Series E (herein called the "Series E Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

          WHEREAS, as of February 1, 1955, Water Company executed and delivered to the Trustee a Fifth Supplemental Indenture of Mortgage (herein called the "Fifth Supplemental Indenture") to secure its First Mortgage 3-5/8% Bonds, Series F (herein called the "Series F Bonds"), which bonds were paid at maturity by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1959, Water Company executed and delivered to the Trustee a Sixth Supplemental Indenture of Mortgage (herein called the "Sixth Supplemental Indenture") to secure its First Mortgage 5-3/4% Bonds, Series G (herein called the "Series G Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of January 15, 1963, Water Company executed and delivered to the Trustee a Seventh Supplemental Indenture of Mortgage (herein called the "Seventh Supplemental Indenture") to secure its First Mortgage 4-1/2% Bonds, Series H (herein called the "Series H Bonds"), which bonds were paid at maturity by Water Company and otherwise supplementing the Mortgage; and

          WHEREAS, as of July 1, 1964, Water Company executed and delivered to the Trustee, an Eighth Supplemental Indenture of Mortgage (herein called the "Eighth Supplemental Indenture") to secure its First Mortgage 4 3/4% Bonds, Series I (herein called the "Series I Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of June 1, 1965, Water Company executed and delivered to the Trustee a Ninth Supplemental Indenture of Mortgage (herein called the "Ninth Supplemental Indenture") to secure its First Mortgage 4-3/4% Bonds, Series J (herein called the "Series J Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of February 1, 1968, Water Company executed and delivered to the Trustee a Tenth Supplemental Indenture of Mortgage (herein called the "Tenth Supplemental Indenture") to secure its First Mortgage 6-3/4% Bonds, Series K (herein called the "Series K Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1968, Water Company executed and delivered to the Trustee an Eleventh Supplemental Indenture of Mortgage (herein called the "Eleventh Supplemental Indenture") to secure its First Mortgage 6-7/8% Bonds, Series L (herein called the "Series L Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1970, Water Company executed and delivered to the Trustee a Twelfth Supplemental Indenture of Mortgage (herein called the

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

"Twelfth Supplemental Indenture") to secure its First Mortgage 10% Bonds, Series M (herein called the "Series M Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1972, Water Company executed and delivered to the Trustee a Thirteenth Supplemental Indenture of Mortgage (herein called the "Thirteenth Supplemental Indenture") to secure its First Mortgage 8-1/8% Bonds, Series N (herein called the "Series N Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of April 1, 1979, Water Company executed and delivered to the Trustee a Fourteenth Supplemental Indenture of Mortgage (herein called the "Fourteenth Supplemental Indenture") to secure its First Mortgage 7% Bonds, Series 0 (herein called the "Series 0 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of April 1, 1983, Water Company executed and delivered to the Trustee a Fifteenth Supplemental Indenture of Mortgage (herein called the "Fifteenth Supplemental Indenture") to secure its First Mortgage 10-1/2% Bonds, Series P (herein called the "Series P Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of August 1, 1988, Water Company executed and delivered to the Trustee a Sixteenth Supplemental Indenture of Mortgage (herein called the "Sixteenth Supplemental Indenture") to secure its First Mortgage 8% Bonds, Series Q (herein called the "Series Q Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of June 15, 1991, Water Company executed and delivered to the Trustee a Seventeenth Supplemental Indenture of Mortgage (herein called the "Seventeenth Supplemental Indenture") to secure its First Mortgage 7.25% Bonds, Series R (herein called the "Series R Bonds") and otherwise supplementing the Mortgage; and

          WHEREAS, as of March 1, 1993, Water Company executed and delivered to the Trustee a Supplementary Indenture of Mortgage to the Fifteenth Supplemental Indenture of Mortgage (herein called the "Supplementary Indenture to the Fifteenth Supplemental Indenture") to secure its First Mortgage 2 7/8%, Series P-1 (herein called the "Series P-1 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage.

          WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee an Eighteenth Supplemental Indenture of Mortgage (herein called the "Eighteenth Supplemental Indenture") to secure its First Mortgage 5.20% Bonds, Series S (herein called the "Series S Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee a Nineteenth Supplemental Indenture of Mortgage (herein called the "Nineteenth Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series T (herein called the "Series T Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twentieth Supplemental Indenture of Mortgage (herein called the "Twentieth Supplemental Indenture") to secure its First Mortgage 6.4% Bonds, Series U (herein called the "Series U Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twenty-First Supplemental Indenture of Mortgage (herein called the "Twenty-First Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series V (herein called the "Series V Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of March 1, 1998, Water Company executed and delivered to Trustee a Twenty-Second Supplemental Indenture of Mortgage (herein called the "Twenty-Second Supplemental Indenture") to secure its First Mortgage 5.35%
Bonds, Series W (herein called the "Series W Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1998, Water Company executed and delivered to Trustee a Twenty-Third Supplemental Indenture of Mortgage (herein called the "Twenty-Third Supplemental Indenture") to secure its First Mortgage 0% Bond, Series X (herein called the "Series X Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1998, Water Company executed and delivered to Trustee a Twenty-Fourth Supplemental Indenture of Mortgage (herein called the "Twenty-Fourth Supplemental Indenture") to secure its First Mortgage Scheduled Interest Rate Bond, Series Y (herein called the "Series Y Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1999, Water Company executed and delivered to Trustee a Twenty-Fifth Supplemental Indenture of Mortgage (herein called the "Twenty-Fifth Supplemental Indenture") to secure its First Mortgage 0% Bond, Series Z (herein called the "Series Z Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1999, Water Company executed and delivered to Trustee a Twenty-Sixth Supplemental Indenture of Mortgage (herein called the "Twenty-Sixth Supplemental Indenture") to secure its First Mortgage Scheduled Interest Rate Bond, Series AA (herein called the "Series AA Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 2001, Water Company executed and delivered to Trustee a Twenty-Seventh Supplemental Indenture of Mortgage (herein called the "Twenty-Seventh Supplemental Indenture") to secure its First Mortgage 0% Bond, Series BB (herein called the "Series BB Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 2001, Water Company executed and delivered to Trustee a Twenty-Eighth Supplemental Indenture of Mortgage (herein called the "Twenty-Eighth Supplemental Indenture") to secure its First Mortgage Scheduled Interest Rates Bond, Series CC (herein called the "Series CC Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, Water Company deems it necessary to borrow money and to issue its bonds therefor, to be secured by the Mortgage, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh
Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh, the Twenty-Eighth Supplemental Indentures and by this Twenty-Ninth Supplemental Indenture;

          WHEREAS, Water Company desires to authorize and create a series of bonds under which a single bond shall be issued limited to an aggregate principal amount of $6,000,000.00 designated Series DD and to be known as its "First Mortgage 5.10% Bonds, Series DD" (herein called the "Series DD Bond"), it being the intention of the parties that the Series DD Bond shall, together with all other Bonds issued under the Mortgage and all indentures supplemental thereto, be entitled to priority over all other obligations of the Water Company and shall be secured by a prior first lien on all the mortgaged property, subject only to the prior liens specifically permitted under the Mortgage or under any indenture supplemental thereto; and

          WHEREAS, Water Company desires that the Series DD Bonds shall be issued to refund the Company's Series R Bonds, the proceeds of which were used to finance the construction and installation of water and functionally related equipment, distribution, storage facilities and transmission main facilities and the expansion of existing water treatment facilities, all of which was for the purpose of supplying water to the Project Municipalities (as such term is defined in the below defined Authority Loan Agreement) located within the County of Middlesex, New Jersey (the "Project Facilities" or the "Project"), and to support payment of principal of and interest on the Water Facilities Revenue Refunding Bonds, Series 2002 (Middlesex Water Company Project) issued by the New Jersey Economic Development Authority (herein the "Authority Bonds") and to pay all other amounts due under the Loan Agreement ("Authority Loan Agreement") dated as of January 15, 2002, by and between the New Jersey Economic Development Authority and Water Company; and

          WHEREAS, Water Company represents that all acts and proceedings required by law and by the Charter and By-Laws of Water Company, and by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures (to the extent applicable) necessary to make the Series DD Bond, when executed by Water Company, authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of Water Company and to constitute this Twenty-Ninth Supplemental Indenture a valid and binding supplement to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures in accordance with its and their terms, for the security of all bonds issued and which may hereafter be issued pursuant to the Mortgage and all indentures supplemental thereto, have been done and performed; and the execution and delivery of this Twenty-Ninth Supplemental Indenture have been in all respects duly authorized;

          NOW THEREFORE, THIS INDENTURE WITNESSETH, that for and in consideration of the premises, and of the sum of One Dollar ($1.00), lawful money of the United States of America, by each of the parties paid to the other,

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at or before the delivery  hereof,  and for other  valuable  consideration,  the receipt  and  sufficiency  whereof is hereby  acknowledged,  Water  Company  has executed and delivered this Twenty-Ninth Supplemental Indenture, and has granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, enfeoff, convey and confirm, unto to the Trustee, its successors and assigns forever, all real property of
Water  Company,   together  with  all  appurtenances   and  contracts,   rights,
privileges, permits and franchises used or useful in connection with the business of the Water Company as a water company or as a water utility or used directly for the purpose of supplying water, granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed unto the Trustee by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures, or intended to be (including without limitation all such property acquired by Water Company since October 15, 2001, and all such property which Water Company may hereafter acquire), subject, however, to Permissible Encumbrances, and excepting all Property heretofore released from the lien of the Mortgage and the indentures supplemental thereto, and excepting all property of Water Company which is not used or useful in connection with its business as a water company or as a water utility as well as all personal property (both tangible and intangible) as to which a security interest may not be perfected by a filing under the Uniform Commercial Code as in effect in the State of New Jersey;

          TO HAVE AND TO HOLD all and singular the above granted property, unto the Trustee, its successors and assigns forever, IN TRUST, nevertheless, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold any bonds which have been or may be issued under the Mortgage or any indenture supplemental thereto, without any discrimination, preference or priority of any one bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as otherwise in the Mortgage or in any indenture supplemental thereto provided; and in trust for enforcing the payment of the principal of and the interest on such bonds, according to the tenor, purport and effect of the bonds and of the Mortgage and all indentures supplemental thereto and for enforcing the terms, provisions, covenants and stipulations therein and in the bonds set forth; and upon the trust, uses and purposes and subject to the covenants, agreements and conditions set forth and declared in the Mortgage as modified, amended and supplemented by all indentures supplemental thereto;

          AND the parties do hereby covenant and agree that the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures be and hereby are supplemented as hereinafter provided, and that the above granted property is to be held and applied subject to the covenants, conditions, uses and trusts set forth in the Mortgage, as modified, amended and supplemented by such Supplemental Indentures and this Twenty-Ninth Supplemental Indenture; and Water Company for itself and its successors does hereby covenant and agree to and with the Trustee, and its successors in said trust, for the equal benefit of all present and future holders and registered owners of the bonds issued under the Mortgage and all indentures supplemental thereto, as follows:

                                    ARTICLE I
                      First Mortgage 5.10% Bonds, Series DD

          Section 1. Water Company hereby creates a series of bonds to be issued under and secured by the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures and by this Twenty-Ninth Supplemental Indenture, and to be designated as, and to be distinguished from the bonds of all other series by the title, "First Mortgage 5.10% Bonds, Series DD". The Series DD Bonds shall be issued only as registered bonds without coupons in denominations of $5,000 and any integral multiple thereof; shall be dated January 15, 2002; and shall be issued in non-negotiable form to THE BANK OF NEW YORK, as trustee under a Trust Indenture dated as of January 15, 2002 (the "Trust Indenture") by and between the New Jersey Economic Development Authority (the "Authority") and THE BANK OF NEW YORK, as trustee (the "Loan Trustee") with respect to the Authority Bonds. The Series DD Bonds shall bear interest from the date of issuance of the Series DD Bonds, computed on the basis of a 360-day year composed of twelve 30-day months, until the obligations of Water Company with respect to the payment of principal shall be discharged, at the rate of five and ten one-hundredths per cent (5_.10%) per

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

annum, payable semi-annually on the Business Day prior to January 1 and July 1, in each year, commencing the Business Day prior to July 1, 2002; shall state that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented as provided in the Mortgage as heretofore supplemented; shall mature on January 1, 2032, which payment shall be made on the business day prior to January 1, 2032, and shall be redeemable (i) at the option of the Water Company with, to the extent required by the November 20, 2001 Order of the Board of Public Utilities of the State of New Jersey ("BPU") and/or required by then applicable law and regulations, the prior approval of the BPU, at any time on and after January 1, 2012 upon prior written notice to the holder of the bonds given by the Trustee upon written request of the Water Company, at the applicable redemption price shown in the following table expressed as a percentage of the principal amount redeemed set opposite the period during which such redemption occurs, plus interest accrued to the redemption date:

                    Period
           (Both Dates Inclusive)             Redemption Price

Issue date - December 31, 2011              Not Optionally Redeemable
January 1, 2012 to December 31, 2012        101%
January 1, 2013 and thereafter              100%

          and (ii) at the principal amount thereof plus accrued interest to the date fixed for redemption pursuant to the provisions set forth hereinafter under the captions "Mandatory Redemption" and "Special Mandatory Redemption"; and at the principal amount thereof plus accrued interest to the date fixed for redemption, pursuant to the provisions set forth hereinafter under the captions "Extraordinary Mandatory Redemption" and "Extraordinary Optional Redemption"; and at the redemption price for the Authority Bonds plus accrued interest to the date fixed for redemption pursuant to the provision set forth hereinafter under the caption "Mandatory Redemption in the Event of Redemption of Authority Bonds" (as hereinafter defined) if redeemed pursuant to the provision set forth hereinafter under the caption "Mandatory Redemption in the Event of Redemption of Authority Bonds." The Series DD Bonds shall not be transferrable and the Trustee shall not effect a transfer except as required to effect a transfer or an assignment to a successor trustee and except to effect an exchange in connection with a bankruptcy, reorganization, insolvency, or similar proceeding involving Water Company and except to effect an exchange in connection with prepayment by redemption or otherwise of the Series DD Bonds.

          In addition to any other default provided for under the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth, Supplemental Indentures and the Supplementary Indenture to the Fifteenth

Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh and Twenty-Eighth Supplemental Indentures, it shall be a default under this Twenty-Ninth Supplemental Indenture if (a) payment of principal of the Series DD Bond shall not be made when the same shall become due and payable at maturity, upon redemption or otherwise; or (b) payment of an installment of interest on the Series DD Bond shall not be made when the same shall become due and payable and shall continue unpaid for a period of ten (10) consecutive days thereafter.

         Mandatory Redemption

          The Series DD Bonds are subject to mandatory redemption in whole or in part at any time prior to maturity pursuant to subsection B of Section 4 of
Article VIII of the Second Supplemental Indenture.

         Special Mandatory Redemption

          The Series DD Bond is subject to special mandatory redemption, in whole, or in part as described below, at any time prior to maturity at a redemption price equal to the principal amount thereof to be redeemed plus accrued interest to the redemption date, if (i) funds remain in the Project Fund established under the Trust Indenture [hereinafter defined] after payment of all costs of the Project, in which case the Series DD Bond is redeemable in part from such funds or (ii) a final determination by the Internal Revenue Service or a final judgment is rendered by a court of competent jurisdiction in a proceeding, which determination or judgment is not being contested in an appropriate proceeding brought directly by Water Company or by a holder of Water Facilities Revenue Refunding Bonds, Series 2002 [Middlesex Water Company Project] [the "Authority Bonds"] issued by the New Jersey Economic Development Authority [the "Authority"] to the effect that, as a result of the failure of Water Company to perform and observe any covenant, warranty, representation or agreement contained in the Loan Agreement dated as of January 15, 2002 by and between Water Company and the Authority (the "Loan Agreement"), the interest payable on the Authority Bonds is includable for Federal income tax purposes in the gross income of any holder of Authority Bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code") (other than a holder who is a "substantial user" of the Project [as defined in the Trust Indenture hereinafter referred to] or a "related person" as provided for in Section 147(a) of the Code and the regulations applicable thereunder) ("Determination of Taxability"). A Determination of Taxability will result only from the inclusion of the interest paid or to be paid on any Authority Bond (except to a holder who is a "substantial user" or a "related person") in the gross income of such holder for Federal income tax purposes under Section 103 of the Code and not from any other federal tax consequences arising with respect to the Authority Bonds. Water Company shall promptly (1) notify the Loan Trustee of such Determination of Taxability and the date, which date must be within one hundred eighty (180) days from the date of such determination of taxability but not less than sixty (60) days from the date the notice from Water Company to the Loan Trustee is mailed, on which the Authority Bonds shall be redeemed pursuant to the Trust Indenture, which date shall be the date for redemption of the Series DD Bond; and (2) on or prior to the date set for redemption pay to the trustee appointed pursuant to the Trust Indenture dated as of January 15, 2002 by and between the Authority and The Bank of New York, as trustee (the "Loan Trustee"), a sum sufficient, together with other funds deposited with the Loan Trustee and available for such purpose, to redeem all such Authority Bonds then outstanding under the Indenture equal to the principal amount thereof plus the accrued interest to the redemption date; provided, however, that if the Determination of Taxability shall include the determination that the interest on a principal amount which is less than all of the Authority Bonds then outstanding, is includable in the gross income of the holders thereof and the loss of such exemption can be cured by a partial redemption of the Authority Bonds, then only such principal amount of the Series DD Bonds shall be redeemed as shall be necessary to cure the loss of such exemption. No decree or judgment by any court or action by the Internal Revenue Service shall be considered final unless the holder of an Authority Bond involved in such proceeding or action (1) has given Water Company and the Loan Trustee prompt written notice of a written determination by the Internal Revenue Service (a 30-day or 90-day letter) that interest on the Authority Bonds is includable in the gross income of such holder under Section 103 of the Code, and (2) offers Water Company the opportunity to contest the determination relating to the inclusion of interest on the Authority Bonds in gross income; provided, however that Water Company shall be deemed to have waived its right to contest if it shall not agree to pay all expenses in connection with such contest and to indemnify such holder against any additional tax liability incurred as a result of such contest.

         Extraordinary Mandatory Redemption
         ----------------------------------

          The Series DD Bond is subject to extraordinary mandatory redemption in whole prior to maturity at a redemption price equal to the principal amount thereof outstanding plus accrued interest to the redemption date within sixty
(60) days of receipt by the Trustee of the Authority's written notice that any one of the following events has occurred:

               (i) if Water Company ceases to operate the Project Facilities or causes the Project Facilities to cease to be operated as an authorized "project" under the Act for twelve (12) consecutive months without first obtaining the prior written consent of the Authority; or

               (ii) if any representation or warranty made by the Water Company in the Authority Loan Agreement or in any document furnished in connection with the Authority Loan Agreement shall prove to be false or misleading in any material respect when made.

         Extraordinary Optional Redemption
         ---------------------------------

          The Series DD Bonds may be redeemed at the option of Water Company at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date if any one of the following events has occurred:

               (i) as a result of any change in the Constitution of the United States of America or of the State of New Jersey or of any final legislative or executive action of the United States of America or of the State of New Jersey or any political subdivision thereof or by final decree or judgment of any court after the contest thereof by Water Company, the Authority Loan Agreement shall have become void or unenforceable or legally impossible of performance in accordance with the intent and purpose of the Authority or Water Company, in which case such redemption shall be in whole only at anytime and not in part, or

               (ii) unreasonable burdens or excessive liabilities shall have been imposed upon Water Company by reason of the operation of the Project Facilities, including, without limitation, Federal, State or other ad valorem, property, income or other taxes, not being imposed on the date of issuance and delivery of the Authority Bonds, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Project Facilities, in which case such redemption shall be in whole at any time or in part on any interest payment date.

         Mandatory Redemption in the Event of Redemption of Authority Bonds.
         -------------------------------------------------------------------

          In the event the Authority Bonds are called for redemption in whole or in part in accordance with the terms thereof, the Series DD Bonds shall be subject to mandatory redemption on the redemption date established for the Authority Bonds in an aggregate principal amount equal to the principal amount of Authority Bonds so called for redemption, and at a redemption price equal to the redemption price for the Authority Bonds.

          Section 2. The Series DD Bond and the certificate of authentication of the Trustee to be executed thereon shall be substantially in the form prescribed for registered bonds without coupons in the Second Supplemental Indenture (except that there may be deleted therefrom all references to the issuance of coupon bonds in exchange therefor); shall be in the form attached to this Twenty-Ninth Supplemental Indenture as Exhibit A; and shall contain appropriate references to this Twenty-Ninth Supplemental Indenture in addition to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the
Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and Twenty-Eighth Supplemental Indentures and appropriate changes with respect to the aggregate principal amount, interest rate, redemption dates and provisions, and maturity date of the Series DD Bond, and with appropriate reference to the provision of the Fourth Supplemental Indenture that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented only as provided in the Mortgage and except that the Series DD Bond shall not contain any references to a sinking fund.

          Section 3. Subject to the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures, forthwith upon the execution and delivery of this Twenty-Ninth Supplemental Indenture, or from time to time thereafter, Series DD Bond in an aggregate principal amount of $6,000,000.00 may be executed by Water Company and delivered to the Trustee for authentication and shall thereupon be authenticated and delivered by the Trustee upon the written order of Water Company, signed by its President or a Vice President and its Treasurer or Assistant Treasurer, in such denominations and registered in such name or names as may be specified in such written order.

          Section 4. Sections 4(A)(iii) and (iv) of Article VIII of the Second Supplemental Indenture shall not be available to the Water Company with respect to the Series DD Bond. The Water Company shall issue its written order under
Section 4(a)(i) or (ii), as the case may be, reasonably promptly after receipt by the Trustee of proceeds of sale, eminent domain or insurance (not otherwise to be paid directly to the Company under the Mortgage as supplemented by the

Supplemental Indentures including this Twenty-Ninth Supplemental Indenture), so as to avoid any risk that the Authority Bonds might be deemed "arbitrage bonds" under Section 148 of the Internal Revenue Code of 1986, as amended, or otherwise adversely affect the tax treatment of the Authority Bonds.

          Section 5. The obligations of Water Company under the Series DD Bonds include the payment of sufficient funds to permit the payment of reasonable compensation and expenses of the Loan Trustee under the Trust Indenture and all other amounts due under the Authority Loan Agreement and Section 10.04 of the Trust Indenture.


                                   ARTICLE II
                                  Miscellaneous
                                  -------------

          Section 1. The provisions of the Mortgage as modified, amended and supplemented by the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures, and as modified and extended by this Twenty-Ninth Supplemental Indenture are hereby reaffirmed. Except insofar as they are inconsistent with the provisions hereof, the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First,  the  Twenty-Second,  the  Twenty-Third,  the  Twenty-Fourth,  the
Twenty-Fifth,   the  Twenty-Sixth,  the  Twenty-Seventh  and  the  Twenty-Eighth

Supplemental Indentures with respect to the Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series R, Series P-1, Series S, Series T, Series U, Series V, Series W, Series X, Series Y, Series Z, Series AA, Series BB and Series CC Bonds shall apply to the Series DD Bond to the same extent as if they were set forth herein in full. Unless there is something in the subject or context repugnant to such construction, each reference in the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First,  the  Twenty-Second,  the  Twenty-Third,  the  Twenty-Fourth,  the
Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and the Twenty-Eighth Supplemental Indentures to the Mortgage or any of such Supplemental Indentures shall be construed as also referring to this Twenty-Ninth Supplemental Indenture. The Mortgage and all indentures supplemental thereto may be modified, amended or supplemented by Water Company with prior notice by the Water Company to but without the consent of any of the bondholders to accomplish any more of the following:

                   (1) to cure any ambiguity, supply any omission, or cure or correct any defect or inconsistent provision in the Mortgage or any indenture supplemental thereto;

                   (2) to cure any ambiguity, supply any omission, or cure or correct any defect in any description of the Mortgaged Property, if such action is not adverse to the interests of the bondholder;

                   (3) to insert such provisions clarifying matters or questions arising under the Mortgage or any indenture supplemental thereto as are necessary or desirable and are not contrary to or inconsistent with the Mortgage or any indenture supplemental thereto as in effect; or

                   (4) to restate the Mortgage as supplemented by the Supplemental Indentures as a single integrated document which may add headings, an index and other provisions aiding the convenience of use.

The terms and provisions of the Series DD Bond shall not be amended by, and the Series DD Bond shall not be entitled to the benefit of any covenant, term or condition contained in any subsequent supplemental indenture without the express written concurrence of the Water Company.

          Section 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity and sufficiency of this Twenty-Ninth Supplemental Indenture or the due execution hereof by Water Company or for the recitals contained herein, all of which recitals are made by Water Company solely.

          Section 3. The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, the Nineteenth, Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the

Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh, the Twenty-Eighth and this Twenty-Ninth Supplemental Indenture set forth.

          Section 4. The Trustee hereby authorizes the Loan Trustee to accept payments made by Water Company of principal of, premium, if any, and interest on the Series DD Bonds.

          Section 5. This Twenty-Ninth Supplemental Indenture has been executed simultaneously in several counterparts and all of said counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

          Section 6. Although this Twenty-Ninth Supplemental Indenture, for convenience and for the purpose of reference, is dated as of January 15, 2002, the actual date of execution by Water Company and the Trustee is as shown by their respective acknowledgments hereto annexed, and the actual date of delivery hereof by Water Company and the Trustee is the date of the closing of the sale of the Series DD Bonds by Water Company.

          Section 7. In any case where the payment of principal of the Series DD Bond or the date fixed for redemption of any Series DD Bond shall be a Saturday or Sunday or a legal holiday or a day on which banking institutions in the City of the principal corporate trust office of the Loan Trustee is located are authorized by law to close, then payment of interest or principal or redemption price need not be made on such date but may be made on the next proceeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue after such date.

          THE MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT IT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

          IN WITNESS WHEREOF said MIDDLESEX WATER COMPANY has caused these presents to be signed by its President and its corporate seal to be hereunto affixed, and duly attested by its Secretary; and in testimony of its acceptance of the trusts created, FIRST UNION NATIONAL BANK, has caused these presents to be signed by its thereto duly authorized officer or corporate trust officer and its corporate seal to be hereunto affixed and duly attested by its thereto duly authorized officer or corporate trust officer, as of the day and year first above written.
ATTEST:                           MIDDLESEX WATER COMPANY


_________________________     By:_____________________________
Marion F. Reynolds                Dennis G. Sullivan
Vice President, Secretary         President
  and Treasurer


ATTEST:                           FIRST UNION NATIONAL BANK


----------------              By:_____________________________
Rick Barnes                       Thomas J. Brett
Assistant Vice President          Corporate Trust Officer

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


                  BE IT REMEMBERED, that on this 6th day of February, 2002, before me, the subscriber, personally appeared Marion F. Reynolds, who, being by me duly sworn according to law, on her oath deposes and says and makes proof to my satisfaction that she is the Vice President, Secretary and Treasurer of Middlesex Water Company, one of the corporations named in and which executed the foregoing Twenty-Ninth Supplemental Indenture; that she is the attesting witness to said Twenty-Ninth Supplemental Indenture; that she well knows the seal of said corporation and that the seal thereto affixed is the proper common or corporate seal of Middlesex Water Company; that Dennis G. Sullivan is President of said corporation; that this deponent saw the said Dennis G. Sullivan as such President sign said Twenty-Ninth Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by resolution of the Board of Directors of the said corporation.


                                                    ____________________________
                                                    Marion F. Reynolds


Sworn and subscribed to
before me the day and year
aforesaid.



____________________________
Peter D. Hutcheon, Esq.
Attorney-At-Law, State of New Jersey

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


                  BE IT REMEMBERED, that on this 4th day of February, 2002, before me, the subscriber, personally appeared Rick Barnes, who, being by me duly sworn according to law, on his oath deposes and says and makes proof to my satisfaction that he is the Assistant Vice President of First Union National Bank, one of the corporations named in and which executed the foregoing Twenty-Ninth Supplemental Indenture; that he is the attesting witness to said Twenty-Ninth Supplemental Indenture; that he well knows the seal of First Union National Bank and that the seal thereto affixed is the proper common or corporate seal of First Union National Bank; that Thomas J. Brett is the Corporate Trust Officer of said corporation; that this deponent saw the said Thomas J. Brett, as Corporate Trust Officer sign said Twenty-Ninth Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by said corporation.



                                            __________________________
                                            Rick Barnes
                                            Assistant Vice President


Sworn and subscribed to
before me the day and year
aforesaid.


______________________________





                                 LOAN AGREEMENT
                                 --------------

          THIS LOAN AGREEMENT dated as of the first day of January, 2002, by and between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey and MIDDLESEX WATER COMPANY (the "Company").

          WHEREAS, the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented, (the "Act") declares it to be in the public interest and to be the policy of the State of New Jersey

(the "State") to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises to locate, remain or expand within the State by making available financial assistance; and

          WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

          WHEREAS, the Company has applied to the Authority for financial assistance in the aggregate principal amount of $6,000,000, the proceeds to be used to refund the Authority's Water Facilities Revenue Bonds (Middlesex Water Company Project), Series 1991 (the "Prior Bonds"), the proceeds of which were used to finance the construction and installation of water and functionally related equipment, distribution facilities, storage facilities and transmission main facilities and the expansion of existing water treatment facilities, all for the purpose of supplying water to the Project Municipalities (as defined herein) located within the County of Middlesex, New Jersey (the "Project Facilities" or the "Project"); and

          WHEREAS, the Authority has by resolution, duly adopted in accordance with the Act on December 11, 2001, (the "Resolution") authorized the issuance of $6,000,000 aggregate principal amount of its Water Facilities Revenue Refunding Bonds (Middlesex Water Company Project), Series 2002 for the purpose of making a loan to the Company to refinance the costs of the Project; and

          WHEREAS, the Authority contemporaneously with the execution and delivery of this Loan Agreement shall enter into a Trust Indenture dated as of January 15, 2002 (the "Indenture") wherein the Authority has assigned certain of its rights under this Loan Agreement to the Trustee under the Indenture for the benefit of the Holders from time to time of the Bonds; and

          WHEREAS, the execution and delivery of this Loan Agreement have been duly authorized by the parties hereto and all conditions, acts and things necessary and required by the Constitution or statutes of the State of New Jersey or otherwise to exist, to have happened, or to have been performed precedent to or in the execution and delivery of this Loan Agreement do exist, have happened and have been performed.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and representations herein, and intending to be legally bound the parties hereto hereby mutually agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------


          Section 1.01. Definitions. As used herein, the following terms shall have the following meanings unless a different meaning clearly appears from the context and terms not otherwise defined herein shall have the meaning provided in the Indenture:

          "Act" shall mean the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State, approved on August 7, 1974, as amended and supplemented;

          "AMT" shall mean the alternative minimum tax imposed on individuals and corporations by the Code;

          "Application" shall mean the Company's Application for Refunding NJEDA Bonds to the Authority, dated August 29, 2001, seeking financial assistance for the Project, and all attachments, exhibits, correspondence and modifications submitted in writing to the Authority in connection with said application;

          "Article" shall mean a specified article hereof, unless otherwise indicated;

          "Authority" shall mean the New Jersey Economic Development Authority, a public body corporate and politic constituting an instrumentality of the State, exercising public and essential governmental functions and its successors and assigns;

          "Authorized Authority Representative" shall mean any officer or officers duly authorized by the Authority to act on its behalf as set forth in the definition of Authority Officer in the Indenture;

          "Authorized Company Representative" shall mean any officer duly authorized by the Company in writing to act on its behalf, including the President, any Vice President, the Secretary, the Treasurer, and any Assistant Treasurer of the Company;

          "Bond" or "Bonds" means the Authority's $6,000,000 aggregate principal amount of Water Facilities Revenue Refunding Bonds (Middlesex Water Company Project), Series 2002 authenticated and delivered pursuant to the Indenture;

          "Bond Counsel" means St. John & Wayne, L.L.C., or any other attorney or firm of attorneys of nationally recognized standing on the subject of municipal bonds;

          "Bondholder" or the term "Holder" or any similar term, when used with reference to a Bond or Bonds, means any person who shall be the registered owner of any Bond or Bonds, respectively;

          "Bond Insurance Policy" means the financial guaranty insurance policy issued by the Bond Insurer insuring payment, when due, of the principal of and interest on the Bonds, as provided therein;

          "Bond  Insurer"  means  AMBAC  Indemnity   Corporation,   a  Wisconsin
domiciled stock insurance company, or any successor thereto;

          "Bond Proceeds" shall mean the amount paid to the Authority by the Underwriter as the purchase price of the Bonds, and accrued interest;

          "Bond Purchase Agreement" shall mean the bond purchase agreement dated January 16, 2002 between the Underwriter, the Authority and the Company;

          "Bond Redemption Fund" shall mean the bond redemption fund established under Section 5.05 of the Indenture;

          "Bond Year" when used in the context of the rebate requirement imposed under Section 148(f) of the Code means, with respect to the first Bond Year, the period beginning on the date of issuance of the Bonds, i.e., the date of initial delivery of the Bonds in exchange for the issue price from the Underwriter, and ending on the date one (1) year later or the close of business of such earlier date selected by the Authority at the direction of the Company which is the last day of a compounding interval used in computing the Yield on the Bonds. Each subsequent Bond Year begins on the day after the expiration of the preceding Bond Year;

          "Business Day" means any day upon which either the Trustee or the Bond Insurer is not authorized or required by law or executive order to remain closed and on which the New York Stock Exchange remains open;

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder from time to time in effect;

          "Company" shall mean Middlesex Water Company, a corporation organized and in good standing under the laws of the State of New Jersey and its successors or assigns;

          "Counsel for the Company" shall mean the law firm of Norris, McLaughlin & Marcus, P.A., Somerville, New Jersey;

          "Debt Service" shall mean the scheduled amount of interest and amortization of principal payable for any Bond Year with respect to the Bonds as defined in Section 148(d)(3)(D) of the Code;

          "Event of  Default"  shall  mean any event of  default  as  defined in
Section 8.01;

          "First Mortgage Bonds" shall mean any of the bonds of the Company issued under the Mortgage Indenture and designated First Mortgage 5.10% Bonds, Series DD in the aggregate principal amount of $6,000,000, attached as Exhibit A hereto;

          "Fiscal Year" shall mean (12) months ending December 31st or such other twelve month period as the Company should determine;

          "Funds" shall mean the Revenue Fund, Bond Redemption Fund, Debt Service Fund, Rebate Fund and the Project Fund;

          "General   Certificate  of  the  Authority"  shall  mean  the  General
Certificate of the Authority which is made a part of the Record of Proceedings;

          "Gross Proceeds" shall have the meaning given it in Section 148(f)(6)(B) of the Code, presently including, without limitation, the original proceeds of the Bonds, investment proceeds, amounts held in a sinking fund, amounts invested in a Reasonably Required Reserve or Replacement Fund (as defined in Section 148(d) of the Code), any amounts used to pay Debt Service on the Bonds and any amounts received as a result of investing any of the foregoing. Gross proceeds shall not include Gross Proceeds held in a bona fide debt service fund to the extent that the earnings on such fund do not exceed $100,000 in any one Bond Year;

          The terms "herein", "hereunder", "hereby", "hereto", "hereof", and any similar terms, refer to this Loan Agreement; the term "heretofore" means before the date of execution of this Loan Agreement; and the term "hereafter" means after the date of execution of this Loan Agreement;

          "Indemnified Parties" shall mean the State, the Authority, the Underwriter, the Trustee, the Paying Agent, any Person who "controls" the State, the Authority, the Paying Agent, the Underwriter or the Trustee within the meaning of Section 15 of the Securities Act of 1933, as amended, and any member, officer, official, employee, agent or attorney of the Authority, the Underwriter, the State, the Paying Agent or the Trustee;

          "Indenture" shall mean the trust indenture dated as of January 15, 2002 by and between the Authority and the Trustee with respect to the Bonds;

          "Investment   Obligations"   shall  have  the  meaning  given  in  the
Indenture;

         "Issue Date" shall mean February 6, 2002;

          "Loan" or "Loans" shall mean the loan from the Authority to the Company in the aggregate principal amount of $6,000,000, under the terms and conditions provided for herein;

          "Loan Agreement" or "Agreement" shall mean this Loan Agreement;

          "Loan Documents" shall mean any or all of this Loan Agreement, the Indenture, the Twenty Ninth Supplemental Indenture, the First Mortgage Bonds, the Bond Purchase Agreement and all documents and instruments executed in connection therewith;

          "Mortgage Indenture" shall mean the Indenture of Mortgage dated as of April 1, 1927, by and between the Company and First Union National Bank, as successor trustee, as supplemented by the Supplemental Mortgage Indenture;

          "Mortgage Trustee" shall mean First Union National Bank, as successor trustee under the Mortgage Indenture, or any successor thereto;

          "Net Proceeds" shall mean the Bond Proceeds less any amounts placed in a Reasonably Required Reserve or Replacement Fund (as defined in Section 148(d) of the Code);

          "Non-Purpose Obligations" shall mean any "investment property" (within the meaning of Section 148(b)(2) of the Code) which is (i) acquired with the Gross Proceeds of the Bonds and (ii) not acquired in order to carry out the governmental purpose of the Bonds;

          "Obligations" shall mean the obligations of the Company created pursuant to the Loan Documents and secured by the Loan Documents;

          "Official Statement" shall collectively mean the Preliminary Official Statement of the Authority relating to the Bonds dated January 9, 2002 and the final Official Statement of the Authority relating to the Bonds dated January 16, 2002;

          "Paragraph" shall mean a specified paragraph of a Section, unless otherwise indicated;

          "Person"  or  "Persons"  shall  mean  any   individual,   corporation,
partnership,   joint  venture,  trust,  or  unincorporated  organization,  or  a governmental agency or any political subdivision thereof;

          "Principal User" shall mean any principal user within the meaning of the proposed amendments to Treas. Reg. Sec. 1.103-10 published by the Internal Revenue Service in the Federal Register on February 21, 1986 or any Related Person to a Principal User within the meaning of Section 144(a) of the Code;

         "Prior Bonds" shall mean the Bonds referenced in the recitals hereto;

          "Project" shall have the meaning set forth in the recitals hereto;

          "Project Facilities" shall mean have the meaning set forth in the recitals hereto;

          "Project Fund" shall mean the fund so designated and established pursuant to Section 4.01 of the Indenture;

          "Project Municipality" shall collectively mean Borough of Carteret, Township of Edison, Borough of Highland Park, Borough of Metuchen, City of New Brunswick, Township of Old Bridge, Borough of Sayreville, Borough of South Plainfield, Township of Woodbridge, Middlesex County, New Jersey;

          "Qualified   Administrative   Costs"  means  all  reasonable,   direct
administrative costs (other than carrying costs) such as separately stated brokerage or selling commissions, but not legal and accounting fees, record keeping, custody and similar costs. General overhead costs and similar indirect costs of the Company such as employee salaries and office expenses and costs associated with computing the Rebate Amount are not Qualified Administrative Costs. In general, administrative costs are not reasonable unless they are comparable to administrative costs that would be charged for the same Investment or a reasonably comparable Investment if acquired with a source of funds other than gross proceeds of Tax-Exempt bonds;

          "Rebate Expert" means any of the following chosen by the Company: (a) Bond Counsel, (b) any nationally recognized firm of certified public accountants, (c) any reputable firm which offers to the tax-exempt bond industry rebate calculation services and holds itself out as having expertise in that area, or (d) such other personal as is approved by Bond Counsel;

          "Rebate Fund" shall mean the special fund maintained by the Trustee at its offices and established for the deposit of the amounts to be paid to the United States on behalf of the Authority pursuant to Section 3.06 hereof and described in Section 5.09 of the Indenture;

          "Record of Proceedings" shall mean the Loan Documents, certificates, affidavits, opinions and other documentation executed in connection with the sale of the Bonds and the making of the Loan;

          "Regulations"  shall  mean  the  regulations   (whether  permanent  or
temporary) promulgated by the Internal
Revenue Service and Department of the Treasury pursuant to the Code;

          "Related Bonds" shall have the meaning given in Section 2.02 hereof;

          "Related  Person"  shall mean a related  person  within the meaning of
Section 144(a)(3) or Section 147(a) of the Code, as is applicable;

          "Reserved Rights" means the rights of the Authority to receive payments and notices under this Loan Agreement or any other Loan Document, to consent to any amendments, modifications or supplements to this Loan Agreement or any other Loan Document, to enforce pursuant to Article VIII hereof the Defaults and Remedies herein and the covenants or other provisions in this Loan Agreement under the following Sections of this Loan Agreement: 5.06 (Important

Inducement), 5.07 (No Untrue Statements), 6.01 (Access to the Project and Inspection), 6.02 (Further Assurance and Corrective Instruments), 6.03 (Recording and Filing; Other Instruments), 6.04 (Compliance with Code, Arbitrage and Rebate Regulations), 6.05 (Administrative Expenses), 6.06 (Indemnity Against Claims), 6.07 (Indemnification of Authority and Trustee), 6.08 (Additional Information), 6.09 (Maintain Existence), 6.10 (Use of Project), Section 6.11 (Change in Location), 6.12 (Additional Reporting Requirements), 6.13 (Observe
Laws), 6.14 (Number of Employees),  6.15 (Authority  Consent to Sale of Assets),
6.16 (Approval of Tenants), 6.18 (Continuing Disclosure), 7.02 (Insurance Required), 7.03 (General Requirements Applicable to Insurance), 7.04 (Payment of Taxes), 7.05 (Compliance with Applicable Laws), 7.09 (Assignment of Loan Agreement), 7.10 (Transfer of Project Facilities), 8.01 (Events of Default),
8.02 (Remedies), 8.05 (Agreement to Pay Attorney's Fees and Expenses), 8.08 (Authority May File Claim in Bankruptcy), 9.01 (Notices), 9.03 (Expenses and
Fees), 9.07 (Assignment of Loan Documents), 9.08 (Further Assurances and Corrective Instruments). These Reserved Rights have been assigned to the Trustee but are also held and retained by the Authority concurrently with the Trustee and may be exercised and enforced whether or not the Trustee shall have exercised or shall have purported to exercise such rights and remedies, without limiting the obligation of the Trustee to do so;

          "Resolution" shall collectively mean the resolution of the Authority dated December 11, 2001, authorizing the issuance and sale of the Bonds and determining other matters in connection therewith;

          "Revenue Fund" shall mean the fund so designated and established pursuant to Section 5.01 of the Indenture;

          "Section" shall mean a specified section hereof, unless otherwise indicated;

         "State" shall mean the State of New Jersey;

          "Substantial User" shall mean a substantial user of the Project or any Related Person to a Substantial User within the meaning of Section 147(a) of the Code;

          "Supplemental Mortgage Indenture" means the Twenty Ninth Supplemental Mortgage Indenture;

          "Tax Certificate" shall mean the certificate executed by the Company in form and substance acceptable to the Authority, wherein the Company certifies as to such matters as the Authority shall require;

          "Trustee" shall mean The Bank of New York, in West Paterson, New Jersey, or any successor thereto appointed under the terms of the Indenture;

          "Twenty Ninth Supplemental Indenture" means the twenty ninth supplement to the Mortgage Indenture, dated as of April 1, 1927, by and between the Company and First Union National Bank, as successor trustee, dated as of January 15, 2002;

         "Underwriter" shall mean Commerce Capital Markets, Inc.;

          "Yield" shall mean a yield as shall be determined under Section 1.148-4 of the Treasury Regulations;

          "Yield Reduction Payments" means payments made to the United States with respect to any Nonpurpose Investment allocated to the Bonds that (i) are paid at the same time and the same manner as Rebate Amounts are required to be paid and (ii) are paid with respect to Investments that are allocable to Gross Proceeds that previously qualified for a temporary investment period that has since expired.

          Capitalized terms used herein and not defined herein shall have the same meanings ascribed to them in the Indenture.

                                   ARTICLE II

                                    THE LOAN


          Section 2.01. The Loan. The Authority agrees, upon the terms and subject to the conditions hereinafter set forth, to make the Loan to the Company for the purposes set forth in the recitals hereinabove:

                    (i) Opinion of Counsel for the Company. The Authority, the Underwriter and the Bond Insurer shall have received the opinion of Counsel for the Company, substantially in the form required by the Bond Purchase Agreement, dated the date of issuance and delivery of the Bonds, addressed to the Authority, the Bond Insurer and the Underwriter, and satisfactory in form and substance to Bond Counsel.

                    (ii) Opinion of Bond Counsel. The Authority, the Underwriter, the Company and the Bond Insurer shall have received the opinion of Bond Counsel, substantially in the form required by the Bond Purchase Agreement that interest income on the Bonds is exempt from inclusion as gross income under the Code (except that interest on the Bonds is subject to AMT); that the offering of the Bonds and the First Mortgage Bonds are not required to be registered under the Securities Act of 1933, as amended, or under the rules and regulations promulgated thereunder; and that the Bonds have been duly authorized and issued under the provisions of the Act.

                    (iii) Opinion of Bond Insurer. The Authority shall have received the opinion of counsel to the Bond Insurer substantially in the form required by the Bond Purchase Agreement.

                    (iv) Loan and Other Documents. The Authority shall have received:

                           (a) the Loan  Documents  duly executed by all parties
                    thereto;

                           (b) an  order  of the  New  Jersey  Board  of  Public
                    Utilities evidencing approval of the financing;

                           (c) certificates, in form and substance acceptable to
                    the Authority, the Bond Insurer and the Underwriter, evidencing the insurance required to be maintained by this Loan Agreement;

                           (d) the Tax Certificate, in form and substance satisfactory to Bond Counsel;

                           (e) $474,066.19 from the Company for deposit in the Project Fund for payment of the redemption price of the Prior Bonds; and

                           (f) $89,075.65 from the Company for deposit in the Project Fund for the payment of the costs of issuance of the Bonds; and

                           (g) all other  documents  required by Section 3.02 of
                    the Indenture.

                    (v) Legal Matters. Legal matters in connection with the making of the Loan shall be satisfactory to the Authority, the Trustee, the Underwriter, the Company and their respective counsel.

                    (vi) Bond Issuance Fee. The Authority shall have received from the Company the bond issuance fee of $15,000.

          Section 2.02. First Mortgage Bonds. To evidence the Loan to the Company, the Company shall execute and deliver to the Trustee Non-Negotiable First Mortgage 5.10% Bonds, Series DD in the principal amount of $6,000,000 in order to secure the repayment of the Bonds. The form and nature of the First Mortgage Bonds to be delivered by the Company is set forth and described in Exhibit A attached hereto and the First Mortgage Bonds shall be in substantially such form, with such variations in principal amounts, interest rates, interest payment and maturity dates and prepayment or redemption provisions as may be necessary to correspond to such provisions of the Bonds issued by the Authority.

         Each First Mortgage Bond shall:

                    (a) be payable to the Trustee, registered in the name of the Trustee and be non-transferable except to a successor Trustee;

                    (b) be issued in the principal amount equal to the aggregate principal amount of the Bonds;

                    (c) provide for payments of interest equal to the payments of interest on the Bonds except that the Company shall receive a cash credit against its interest obligations equal to (i) accrued interest on the Bonds deposited with the Trustee at the time of issuance of the Bonds, if any, and
(ii) such other moneys held at the time of such interest payment date by the Trustee in the Debt Service Fund and available for the payment of interest on such Bonds;

                    (d) require payments of principal, or principal plus a premium, equal to the stated maturities on the Bonds and the payment of all other amounts due under the Agreement;

                    (e) contain redemption provisions, or provisions in respect of the acceleration or prepayment of principal and premium, if any, equivalent to the redemption provisions of the Bonds; and

                    (f) require all payments on such First Mortgage Bonds to be made one Business Day prior to the due date for the corresponding payment to be made on the Bonds.

          Section 2.03. Prepayment of Redeemed Bonds. An optional or extraordinary redemption of the Bonds shall only be effected upon written notice given by the Company to the Authority and the Trustee at least fifteen (15) days before the date upon which the Trustee is required to give notice to the Bondholders under the Indenture. The notice given by the Company shall specify the type of redemption, redemption price and date of redemption for the Bonds. On or before the date set for redemption in the Company's notice of redemption, the Company shall pay to the Trustee an amount equal to the then applicable redemption price for the First Mortgage Bonds relating to such Bonds or as a prepayment of the First Mortgage Bonds relating to such Bonds, plus interest accrued to the redemption date. Otherwise, the Authority will redeem any or all Bonds upon the occurrence of an event which gives rise to any mandatory redemption thereof upon notice given to the Trustee at least fifteen (15) days before the date upon which the Trustee is required to give notice to the Bondholders under the Indenture. In such event, the Company will pay to the Trustee, on or before the redemption date, an amount equal to the then applicable redemption price for the First Mortgage Bonds relating to such Bonds, or as a prepayment of the First Mortgage Bonds relating to such Bonds, an equal amount of principal and redemption premium, if any, of the First Mortgage Bonds relating to such Bonds, plus interest accrued to the redemption date.

          Section 2.04. No Defense or Set-Off. The obligation of the Company to make the payments required under the First Mortgage Bonds and this Loan
Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Authority under this Loan Agreement, or under any other agreement between the Company and the Authority, or for any other reason, it being the intention of the parties that the payments required by the First Mortgage Bonds and this Loan Agreement will be paid in full when due without any delay or diminution whatsoever.

          Section 2.05. Deficiencies in Revenues. If, for any reason, amounts paid to the Trustee on the First Mortgage Bonds, together with other moneys held by the Trustee and then available, would not be sufficient to make payments of principal or redemption price of, and interest on, the Bonds and all other amounts due and owing under the Indenture when such payments are due, the Company will, immediately upon notice thereof, pay the amounts required to make up any such deficiency.

          Section 2.06. Manner of Payment. The payments provided for herein shall be paid in immediately available funds, free of deductions and without any abatement, recoupment, diminution or set-off whatsoever, on the date on which such payment is due, directly to the Trustee for the account of the Authority and shall be deposited in the Revenue Fund, except that payments made pursuant to Sections 6.05, 6.06, 6.07, 8.05 and 9.03 hereof and Section 5.04(f) of the Indenture shall be made directly to the party to whom such payment is due and owing.

          Section 2.07. Repayment of Loan. The Company will repay the Loan as provided for by the First Mortgage Bonds, as provided herein below. Before 3:00 p.m. (local time at the principal corporate trust office of the Trustee) one Business Day prior to each day on which any payment of either principal or redemption price of and interest on the Bonds, or both, shall become due (whether at maturity, or upon redemption or acceleration or otherwise), the Company will pay, in immediately available funds, an amount which, together with other moneys held by the Trustee and available therefor, will enable the Trustee to make such payment of debt service on the Bonds in full in a timely manner. It is intended that payments made with respect to First Mortgage Bonds shall be made at such time and in such amounts as shall be sufficient to enable the Trustee to make timely payment of principal or redemption price and interest on the Bonds. In order to effect the repayment of the Loan with payments made on the First Mortgage Bonds the Company will cause payments of principal, redemption price, premium (if any) and interest to be made directly to the Trustee without surrender or presentation of such First Mortgage Bonds to the Mortgage Trustee under the Supplemental Mortgage Indenture. Such payments shall be made by bank wire transfer of federal or other immediately available funds to the following address or in such other manner or to such other accounts as the Trustee may from time to time direct in writing:

The Bank of New York
ABA 021000018
GLA #111-565
A/C #247047
Ref:  Middlesex Water Company 2002 Series DD Mortgage Bond
Attn: Sharon Jaffe-Goser
Phone:   (973) 357-7833
Fax:     (973) 357-7840

                                   ARTICLE III

                                  PROJECT FUND
                                  ------------


          Section 3.01. Application of Bond Proceeds. In order to provide funds to make the Loan, the Authority concurrently with the execution and delivery of this Loan Agreement, will sell, issue and deliver the Bonds to the Underwriter and transfer the proceeds of the Bonds to the Trustee for deposit in the Project Fund, as provided in Article IV of the Indenture, to be disbursed as hereinafter provided and as provided in the Indenture. The Authority reserves the right to request a record of all disbursements from and/or investments of the Project Fund.

          Section 3.02. Disbursement from the Project Fund. The Authority authorizes and directs the Trustee to make disbursement of the $5,722,058.81 of net proceeds of the Bonds and $474,066.19 of the funds deposited by the Company in the Project Fund to JPMorgan Chase Bank, the Trustee for the holders of the Prior Bonds. The remainder of the funds deposited by the Company in the Project Fund shall be used to pay the costs of issuance of the Bonds in accordance with the written directions given by the Company to the Trustee.

          The Authority is hereby granted a security interest in the amounts on deposit in the Project Fund as security for the payment of the Bonds. Upon an Event of Default and the acceleration of the obligations of the Company hereunder, the Trustee shall apply any amounts on deposit in the Project Fund to the prepayment of the principal of and interest on the Loan, and, hence, to the payment of the Bonds, in accordance with Section 9.10 of the Indenture.

          Section 3.03. Company Required to Pay if Project Fund Insufficient. In the event the moneys in the Project Fund available for payment of the costs of refunding the Prior Bonds and the costs related to the issuance of the Bonds are not sufficient to pay all such costs in full, the Company agrees to pay that portion of the cost in excess of the moneys available therefor in the Project Fund. The Authority and the Trustee make no warranty, either express or implied, that the moneys paid into the Project Fund and available for payment of the costs of the Project will be sufficient to pay all of such costs. The Company agrees that if, after disbursement of all the money in the Project Fund available for payment of costs of the refunding of the Prior bonds, the Company should pay any portion of such costs pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Authority or the Trustee.

          Section 3.04. Rebate Fund. The Indenture requires the Trustee to deposit all moneys paid by the Company pursuant to Section 6.04 hereof in the Rebate Fund. Investment earnings on all amounts so deposited in the Rebate Fund shall also be deposited in the Rebate Fund immediately upon receipt.

          The Indenture provides that the Trustee shall make payments from the Rebate Fund to the United States on behalf of the Authority upon the written direction of the Company in accordance with Section 6.04. The Company hereby confirms its covenant in Section 6.04 hereof to give the Trustee all such required written directions.

          Section 3.05. Investment of the Funds. Any moneys held as a part of the Funds shall be invested and reinvested by the Trustee, only as directed in writing by the Company, in Investment Obligations; provided that in the absence of investment instructions to the contrary, the Trustee is hereby directed to invest such moneys in Goldman Sachs Treasury Obligations Portfolio, an Investment Obligation described in clause (v) of the definition of Investment Obligations.. The Trustee may make any and all such investments through its own investment department.

          The Company shall direct investments of amounts in the Funds as provided in Section 6.02 of the Indenture so that such Investment Obligations shall mature in such amounts and at such times or shall be redeemable by the Trustee at such times as may be necessary to provide funds when, at the time of the investment, it is anticipated the same will be needed to make payments from the Funds in accordance with the provisions of Section 4.02 of the Indenture or to make payments from the Rebate Fund in accordance with the provisions of
Section 3.04 hereof and Section 5.09 of the Indenture. To the extent required for payments from the Funds, the Trustee may, at any time, sell any of such Investment Obligations. The proceeds of any such sale, all payments at maturity and all payments upon redemption of such Investment Obligations shall be held in the respective Funds in which such investments income was derived and, as to the Project Fund, accounted for separate and apart from the proceeds from the sale of the Bonds.

          Interest and other income received on Investment Obligations in the Project Fund shall, within the later of (i) three (3) years from the date of issuance of the Bonds or (ii) one (1) year after receipt of such investment income, be used to pay interest accruing on the Bonds or otherwise spent on other costs of refunding the Prior Bonds by the Company. In the event the moneys in the Project Fund are not spent within three (3) years from the date of issuance of the Bonds, the Company shall cause the Trustee to transfer such moneys to the Bond Redemption Fund and to invest such moneys at a Yield not materially higher than the Yield on the Bonds.

          In making such investments as described in this Section, the Trustee may rely upon (i) the written direction of the Company as to the investment purchased and (ii) the direction contained herein that in the absence of investment instructions to the contrary, the Trustee shall invest such moneys in Investment Obligations described in clause (v) of the definition of Investment Obligations; and the Trustee shall be and hereby is relieved of all liability with respect to making, redeeming and selling such investments, so long as the Trustee has acted in accordance with the foregoing directions. In the absence of investment instructions, the Trustee shall invest such moneys in Investment Obligations described in clause (vii) thereof.

          The Company shall be entitled to receive from the Trustee monthly and at such other times as the Company may reasonably request, a statement of account of any moneys held in the Funds by the Trustee.

          Section 3.06. The Trustee. The Trustee shall act on behalf of the Bondholders under the Indenture and this Loan Agreement as specifically provided for herein and in the Indenture only insofar as its duties are expressly set forth and shall not have any implied duties but may exercise such additional powers as are reasonably incidental thereto. Neither the Trustee nor any of its officers, directors or employees shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith except for its or their own gross negligence or willful misconduct. The Trustee shall not be under a duty to examine or pass upon the validity, effectiveness or genuineness of any Loan Document or any direction, report, affidavit, certificate, opinion or other instrument, document or agreement related thereto, and shall be entitled to assume that the same are valid, effective, genuine and what they purport to be. The Trustee may consult with legal counsel selected by it, and any action taken or suffered by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Trustee shall have the same rights and powers as any other bank or lender and may exercise the same as though it were not the Trustee; and it may accept deposits from, lend money to and generally engage in any kind of business with the Company as though it were not the Trustee.

                                   ARTICLE IV

                        REPRESENTATIONS OF THE AUTHORITY
                        --------------------------------


          Section 4.01. Representations. The Authority hereby represents and agrees that:

          (a) The Authority is a duly constituted public body corporate and politic, duly created and existing as an instrumentality of the State with the power and authority set forth in the Act, including the power and authority to authorize the issuance of the Bonds under the Act.

          (b) Under the provisions of the Act, the Authority is duly authorized to enter into, execute and deliver the Loan Documents to which it is a party, to undertake the transactions contemplated by the Loan Documents to which it is a party and to carry out its obligations hereunder and thereunder.

          (c) The Authority proposes to issue the Bonds in the total aggregate principal amount of $6,000,000 to finance all or a portion of the Project.

          (d) By duly adopted resolution, the Authority has duly authorized the execution, delivery and sale of the Loan Documents to which it is a party, including the borrowing under, issuance and sale of the Bonds and (as security for the Bonds) the pledge of the First Mortgage Bonds, to the Trustee. The Authority also has duly authorized the execution, delivery and performance of the Placement Agreement and has approved the section entitled the "Authority" and the Section entitled "Litigation" (as it pertains to the Authority) in the Official Statement.

          (e) The Bonds will be issued under and pursuant to the Indenture and will mature, bear interest and have the other terms and provisions set forth or provided for in the Indenture.

          (f) To the best knowledge of the Authority, the execution and delivery of and performance by the Authority of the Loan Documents to which the Authority is a party, including the Bond Purchase Agreement, under the circumstances contemplated thereby and hereby, do not and will not conflict with, or constitute a breach of or default under any indenture, deed of trust, mortgage, agreement or other instrument to which the Authority is a party, or conflict with, violate or result in a breach of, any existing law or public administrative rule or regulation, judgment, court order or consent decree presently applicable to the Authority (except for such consents and approvals as have heretofore been obtained).

          (g) To the best knowledge of the Authority, no legislation, ordinance, rule or regulation has been enacted or introduced or formally reported by any governmental body, department or agency of the State, nor any decision rendered by any court of competent jurisdiction of the State which would adversely affect the excludability of the interest on tax-exempt bonds and obligations issued by the Authority from the gross income of any holder thereof for Federal income tax purposes.

          (h) When duly executed and delivered on behalf of the Authority, and assuming the due authorization, execution and delivery by the Company of this Loan Agreement, and assuming the due authorization, execution and delivery by the Trustee of the Indenture, and assuming the due authorization, execution and delivery by the Company and the Underwriter of the Bond Purchase Agreement, each of the Loan Documents to which the Authority is a party and the Bond Purchase Agreement shall constitute a valid and binding obligation of the Authority enforceable against the Authority in accordance with its terms, provided that the enforceability of the Loan Documents and the Bond Purchase Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally and the application of general principles of equity.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------


          The Company hereby represents, covenants and warrants to the Authority that:

          Section 5.01. Organization, Powers, etc. It is a corporation duly organized validly existing and in good standing under the laws of the State, has the power and authority to own its properties and assets and to carry on its business as now being conducted (and as now contemplated by the Company) and has the power to perform all the undertakings of the Loan Documents, to borrow hereunder and to execute and deliver the Loan Documents.

          Section 5.02. Execution of Loan Documents. The execution, delivery and performance by the Company of the Loan Documents and other instruments required by this Loan Agreement:

                  (a) have been duly authorized by all requisite corporate action;

                  (b) do not and will not conflict with or violate any provision of law, rule or regulation, any order of any court or other agency of government;

                  (c) do not and will not conflict with or violate any provision of any charter document or by-laws of the Company;

                  (d) do not and will not violate or result in a default under any provision of the Mortgage Indenture or, result in any material default under any other indenture, agreement or other instrument;

                  (e) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature on the assets of the Company, other than the liens created by the Loan Documents;

                  (f) have been duly executed and delivered by the Company and are enforceable against the Company in accordance with their terms, subject to the limitation that the enforceability of such documents may be limited by bankruptcy or other laws relating to or limiting creditors' rights generally and the application of general principles of equity.

          Section 5.03. Litigation. Except as disclosed by the Company in the Official Statement, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against or affecting it or any of its properties or rights which, if adversely determined, would (i) materially affect the transactions contemplated by the Loan Documents, (ii) affect the validity or enforceability of the Loan Documents, (iii) affect the ability of the Company to perform its obligations under the Loan Documents, (iv) materially impair the value of the Project Facilities or the First Mortgage Bonds, (v) materially impair the Company's right to carry on its business substantially as now conducted (and as now contemplated by the Company) or (vi) have a material adverse effect on the Company's financial condition.

          Section 5.04. No Defaults. The Company, to the best of its knowledge, is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it is bound.

          Section 5.05. No Material Adverse Change. There has been no material adverse change in the financial condition of the Company since the date of the Company's audited financial statements for the year ended December 31, 2000 contained in the Official Statement.

          Section 5.06. Important Inducement. The availability of the financial assistance by the Authority as provided herein has been an important inducement to the Company to engage in the Project and to locate the Project in the State.

          Section 5.07. No Untrue Statements. The Loan Documents, the Application, or any other document, certificate or statement furnished to the Trustee or the Authority by or on behalf of the Company are true, correct and complete and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, when made, contained herein and therein not misleading or incomplete. It is specifically represented that the Company is not a party to any litigation nor, to the best of its knowledge, is the subject of any investigation or administrative proceeding except as disclosed in the Application and the Official Statement. It is specifically understood by the Company that all such statements, representations and warranties shall be deemed to have been relied upon by the Authority as an inducement to make the Loan and that if any such statements, representations and warranties were false at the time they were made, the Authority may, in its sole discretion, consider any such misrepresentation or breach of warranty an Event of Default as defined in Section 8.01(a) and exercise the remedies provided for in this Loan Agreement.

          Section 5.08. No Action. The Company has not taken and will not take any action and knows of no action that any other Person has taken or intends to take, which would cause interest income on the Bonds to be includable in the gross income of the recipients thereof under the Code.

          Section 5.09. Design of the Project Facilities. The operation of the Project Facilities in the manner presently contemplated and as described in the Application will not conflict in any material respect with any current zoning, water, air pollution or other ordinances, orders, laws or regulations applicable thereto. The Company has caused the Project Facilities to be designed substantially in compliance with all Federal, State and local laws or ordinances (including rules and regulations) relating to zoning, building, safety and environmental quality. The Company will complete the Project in accordance with this Loan Agreement.

          Section 5.10. Commencement of Project. Except as otherwise disclosed in the Application, the constituent parts of the Project as described in the Application were not commenced prior to December 1, 1987.

          Section 5.11. Substantial Users. No Person (or any Related Person within the meaning of Section 144(a)(3) of the Code) who was a substantial user of the respective Project Facilities, within the meaning of Treas. Reg. Sec. 1.142-4(c), at any time during the five (5) year period immediately preceding the date of issue of the Bonds, as the case may be, and who will receive, directly or indirectly, Bond Proceeds in an amount equal to five per centum (5%) or more of the face amount of the Bonds in payment for his interest in the Projects, will be a Substantial User of the Project Facilities or a Related Person at any time during the five (5) year period beginning on the date of issuance of the Bonds.

          Section 5.12. Placement in Service. The Project Facilities were not acquired or placed in service by the Company (determined in accordance with the provisions of Sections 103 and 142 of the Code and applicable regulations thereunder) more than one (1) year prior to the date of issuance of the Prior Bonds.

          Section 5.13. No Common Plan of Financing. Except as disclosed in the Tax Certificate subsequent to the date fifteen (15) days prior to the date hereof, the Company or any Related Person (or group of Related Persons which includes the Company) has not borrowed the proceeds of, or leased facilities financed by obligations issued under Section 103 of the Code by any state or local governmental unit or any constituted authority empowered to issue obligations by or on behalf of any state or local governmental unit, other than the Authority, pursuant to a common plan of financing and which will be paid out of substantially the same source of funds (or which will have substantially the same claim to be paid out of the same source of funds) as the Bonds or will be paid directly or indirectly from the proceeds of the Bonds. During the period commencing on the date of issuance of the Bonds and ending fifteen (15) days thereafter, there will be no obligations issued under Section 103 of the Code which are payable or guarantied by the Company or any Related Person (or group of Related Persons which includes the Company) and which are issued pursuant to a common plan of financing and will be paid out of substantially the same source of funds (or which will have substantially the same claim to be paid out of the same source of funds) as the Bonds or will be paid directly or indirectly from the proceeds of the Bonds without the written opinion of St. John & Wayne, L.L.C., Esqs. or other Bond Counsel acceptable to St. John & Wayne, L.L.C., Esqs., to the effect that the issuance of such obligation will not adversely affect the exemption from present Federal income taxes of interest on the Bonds.

          Section 5.14. Use of Proceeds. (a) At least ninety-five per centum (95%) of the Net Proceeds of the Prior Bonds were used to provide "facilities for the furnishing of water" within the meaning of Section 142(a)(4) of the Code.

                  (b) No portion of the Prior Bond Proceeds were used to provide any airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling, or store the principal business of which is the sale of alcoholic beverages for consumption off premises.

                  (c) Less than twenty-five per centum (25%) of the Net Proceeds of the Prior Bonds were used (directly or indirectly) for the acquisition of land (or an interest therein).

                  (d) No portion of the Prior Bond Proceeds was or is to be used (directly or indirectly) for the acquisition of land (or an interest therein) to be used for farming purposes.

                  (e) With respect to any used property acquired or refinanced with the Bond Proceeds, if any, the Company will comply with the rehabilitation requirements contained in Section 147(d) of the Code.

          Section 5.15. Economic Life. The information contained in the Tax Certificate, setting forth the respective cost, economic life, ADR midpoint life, if any, under Rev. Proc. 87-56, Rev. Proc. 72-10, 1972-1 C.B. 721, as supplemented and amended from time to time, and guideline life, if any, under Rev. Proc. 62-21, 1962-2 C.B. 118, as supplemented and amended from time to time, of each asset constituting the Project Facilities financed with the Prior Bond Proceeds is true, accurate and complete.

                                   ARTICLE VI

                                SPECIAL COVENANTS


          Section 6.01. Access to the Project and Inspection. The Trustee, the Bond Insurer and the Authority and its duly authorized agents shall have the right, at all reasonable times upon the furnishing of reasonable notice to the Company under the circumstances, to enter upon the Project Facilities and to examine and inspect the Project Facilities. The Trustee, the Bond Insurer and the Authority and their duly authorized agents shall also have such right of access to the Project Facilities as may be reasonably necessary for the proper maintenance of the Project Facilities, in the event of failure by the Company to perform its obligations relating to maintenance under this Loan Agreement, provided that the foregoing rights shall not be deemed to create an obligation on the Trustee, the Bond Insurer or the Authority to maintain the Project Facilities. The Company hereby covenants to execute, acknowledge and deliver all such further documents, and do all such other acts and things as may be necessary to grant to the Authority Representative, the Bond Insurer and the Trustee such right of entry. Until payment of the Bonds shall have occurred, the Company shall promptly, from time to time, deliver to the Authority such information and materials relating to the Project and information and materials required under the Continuing Disclosure Agreement relating to the Company as the Authority may reasonably request. An authorized representative of the Authority, the Bond Insurer and the Trustee shall also be permitted, at all reasonable times, to examine the books and records of the Company with respect to the Project Facilities and the obligations of the Company hereunder, but none of them shall be entitled to access to trade secrets or other proprietary information (other than financial information) of the Company.

          Section 6.02. Further Assurances and Corrective Instruments. Subject to the provisions of the Indenture, the Authority and the Company each agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Loan Agreement. All such supplements, amendments and further instruments shall require the approval of the Authority.

          Section 6.03. Recording and Filing; Other Instruments.

                  (a) The Company covenants that it will, at its expense, take all steps as are reasonably necessary to provide that all financing statements, continuation statements, notices and other instruments required by applicable law shall be recorded or filed or re-recorded or re-filed in such manner and in such places required by law in order fully to preserve and protect the rights of the Trustee in the granting by the Authority of certain rights of the Authority, pursuant to the Indenture, under this Loan Agreement and the Note.

                  (b) The Company and the Authority shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary by the Company or advisable by its counsel and the Company shall file and re-file and record and re-record or cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded pursuant to the opinion of its Counsel or Counsel employed by the Authority or the Trustee to perfect all security interests created pursuant to the terms of this Loan Agreement and the Indenture and shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be outstanding, except as otherwise required by this Agreement. The Authority shall have no responsibility for such filings or refilings whatsoever, other than executing and delivering the documents requested by the Company.

          Section 6.04.  Compliance with Code, Arbitrage and Rebate Regulations.
(a) The Company shall at all times do and perform all acts and things necessary or desirable in order to assure that interest paid on the Bonds shall, for the purposes of Federal income taxation (except that the interest on the Bonds is subject to AMT), be excludable from the gross income of the recipients thereof and exempt from such taxation, except in the event that such recipient is a Substantial User or Related Person to a Substantial User. The Company shall direct all investments of the Gross Proceeds of the Bonds. The Company shall direct the Trustee to make investments of amounts in the Project Fund only at market prices within the meaning of Treasury Regulations Section 1.148-1. For purposes of this Section, any and all actions of any Principal User of the Project or any Related Person to any such Principal User shall be deemed to be actions of the Company. In addition, any and all actions to be undertaken by the Company or by any other Person as to which the Authority or the Trustee must, pursuant to the terms hereof, consent or approve in advance, shall be deemed to be the actions of the Company or such other Person (and not the actions of the Authority or the Trustee).

                  (b) The Company shall not permit at any time or times any of the Gross Proceeds from the sale of the Bonds or other of its funds to be used, directly or indirectly, to acquire any Investment Property (within the meaning of Section 148(b)(2) of the Code) the acquisition of which would cause the Bonds to be "arbitrage bonds" for the purposes of Section 148 of the Code. The Company shall utilize the Bond Proceeds from the sale of the Bonds so as to satisfy the reasonable expectations of the Company set forth in the Tax Certificate of the Company furnished to Bond Counsel and the Authority.

                  (c) The Company shall use the Net Proceeds of the Bonds to refund the Prior Bonds in the manner and as specifically set forth in the Tax Certificate furnished to Bond Counsel and the Authority. The Company shall not expend the Bond Proceeds on assets other than those listed in the Tax Certificate without the express written consent of Bond Counsel.

                  (d) The Company will provide a written certification to the Authority and the Trustee indicating whether the Company complied with the six-month or eighteen month exceptions to the arbitrage rebate requirement set forth in Section 148(f)(4)(B) of the Code as are set forth in paragraph (o) below.

                  (e) Unless the Company has complied with the six-month rebate exception or the eighteen month exception to the rebate requirement in Section 148(f)(4)(B) of the Code, as are set forth in paragraph (o) below, the Company will retain (i) Bond Counsel, (ii) any nationally recognized firm of certified public accountants, (iii) any reputable firm which offers to the tax-exempt bond industry rebate calculation services and holds itself out as having expertise in that area, or (iv) a Person or firm approved by Bond Counsel, in order to calculate the amount of rebate, if any, due to the United States pursuant to
Section 148(f) of the Code, as set forth in paragraph (f) below (the "Rebate Expert"), on or no later than 30 days before the Initial Rebate Computation Date (as defined below) and on each rebate Computation Date thereafter, (A) to compute the Rebate Amount with respect to the Bonds for the period ending on such rebate Computation Date, (B) to deliver an opinion to the Authority and Trustee concerning its conclusions with respect to the amount (if any) of such Rebate Amount together with a written report providing a summary of the calculations relating thereto and (C) to deliver an opinion to the Authority and Trustee that all of the Gross Proceeds of the Bonds (within the meaning of Section 148(f) of the Code), other than Gross Proceeds of the Bonds on deposit in a Bona Fide Debt Service Fund (within the meaning of Section 148(F)(4) of the
Code), have been expended on or prior to the initial rebate Computation Date. The Computation Date shall include (i) maturity of the Bonds, (ii) if the Bonds are redeemed prior to maturity, the date on which the Bonds are redeemed, (iii) on the first day of the fifth anniversary date of the Bond Year (the "Initial Rebate Computation Date") and each fifth anniversary thereafter, and (iv) any other date that may be required by the Code.

                  (f) The Company shall direct the Trustee in writing to rebate the Rebate Amount to the United States on behalf of the Authority. The Rebate Amount as of any Computation Date is the excess of the Future Value of all receipts on Nonpurpose Investments ("Nonpurpose Receipts") over the Future Value of all payments on Nonpurpose Investments ("Nonpurpose Payments"). To the extent amounts received from Nonpurpose Investments are reinvested, these amounts may be netted against each other and not taken into account in the computation of the Rebate Amount. Nonpurpose Receipts and Nonpurpose Payments shall be determined as described below.

                    (1) Nonpurpose Payments. Nonpurpose Payments include actual payments (amounts of Gross Proceeds actually or constructively paid to acquire a Nonpurpose Investment including Qualified Administrative Costs); "allocation" payments (for a Nonpurpose Investment that is allocated to the Bonds after already having been acquired by the Company (e.g., sinking fund proceeds), an amount equal to the Value of the Investment on the allocation date); Computation Date payments (for a Nonpurpose Investment allocated to the Bonds at the end of the preceding Computation

                           Period, the Value of the Investment at the beginning of the Computation Period); Yield Reduction Payments, if any; and the Computation Date credit equal to $1,000.

                    (2) Nonpurpose Receipts. Nonpurpose Receipts include actual receipts (amounts actually or constructively received with respect to a Nonpurpose Investment, such as earnings and return of principal, reduced by Qualified Administrative Costs); "deallocation" receipts (for a Nonpurpose Investment that ceases to be allocated to the Bonds or subject to rebate, the Value of the Investment on the "deallocation" date); Computation Date receipts (the Value of any
                           Nonpurpose Investment held at the end of any Computation Period); and rebate receipts (any recovery of an overpayment of rebate).

          Investments of amounts held in a Bona Fide Debt Service Fund for the Bonds will be excepted from the rebate requirement but only if the gross earnings on such fund for such Bond Year do not exceed $100,000.

          (g) For each investment of Gross Proceeds in a Non-Purpose Investment, the Company shall direct the Trustee to record, without limitation, the following information: purchase date, purchase price, face amount, stated interest rate, any accrued interest due on its purchase date, disposition date, disposition price and any accrued interest due on the disposition date. The Yield to maturity for an investment presently means that discount rate, based on a compounding frequency the same as the Bonds (or such other compounding permitted by the Code), which when used to determine the present worth, on the purchase date of such investment or the date on which the investment becomes a Non-Purpose Investment, whichever is later, of all payments of principal and interest on such investment gives an amount equal to the fair market value of such investment including accrued interest due on such date.

          (h) On each Computation Date, if such Rebate Amount payable exceeds the amount then on deposit in the Rebate Account, the Company shall within ten
(10) days of the receipt of the report furnished by the Rebate Expert pursuant to paragraph (e) of this Section, pay to the Trustee, the amount necessary to make up such deficiency and direct the Trustee to pay the same to the United States within sixty (60) days of the Computation Date. The Company shall, in a timely fashion, give all written notices and directions to the Trustee as are called for under Section 5.09 of the Indenture for the payment of the Rebate Amount. Any sums remaining in the Rebate Account following such payments shall be returned to the Company. When due, the Authority shall have the right, but shall not be required, to make such payment to the Trustee on behalf of the Company. Any amount advanced by the Authority pursuant to this paragraph (h) shall be added to the moneys owing by the Company under this Loan Agreement and shall be payable on demand with interest at the rate of twelve percent (12%) per annum.

          (i) The rebate shall be paid in installments which shall be made at least once every fifth Bond Year. The first such installment shall be due to the United States on behalf of the Authority not later than sixty (60) days after the end of the fifth (5th) Rebate Year and shall be in an amount which ensures that at least one hundred percent (100%) of the Rebate Amount described above with respect to the Bonds is paid. Each subsequent payment shall be made not later than five (5) years after the date the preceding payment was due. Within sixty (60) days after the retirement of the Bonds at maturity or upon earlier redemption, the Company shall direct the Trustee to pay to the United States on behalf of the Authority one hundred percent (100%) of the aggregate Rebate Amount due with respect to the Bonds not theretofore paid.

          (j) Each payment of the Rebate Amount to be paid to the United States shall be filed with the Internal Revenue Service Center, Ogden, Utah 84201, or such other address that may be specified by the Internal Revenue Service. Each payment shall be accompanied by Form 8038-T (or such other form required by the Internal Revenue Service) and a statement identifying the Authority, the date of the issue, the CUSIP number for the Bond with the longest maturity and a copy of the applicable Form 8038-G.

          (k) The Company acknowledges that the Authority shall have the right at any time and in the sole and absolute discretion of the Authority to obtain from the Company and the Trustee the information necessary to determine the Rebate Amount required to be paid to the United States pursuant to Section 148(f) of the Code. Additionally, the Authority may, with reasonable cause, (i) review or cause to be reviewed any determination of the amount to be paid to the United States made by or on behalf of the Company and (ii) make or retain a Rebate Expert to make the determination of the amount to be paid to the United States. The Company hereby agrees to be bound by any such review or determination, absent manifest error, to pay the costs of such review, including without limitation the reasonable fees and expenses of counsel or a Rebate Expert retained by the Authority, and to pay to the Trustee any additional amounts for deposit in the Rebate Account required as the result of any such review or determination.

          (l) Except as may be permitted pursuant to Section 148(c) of the Code (relating to certain temporary periods for investment), at no time during the term of the Bonds shall the amount invested by the Company in Non-Purpose Investments with a Yield higher than the Yield on the Bonds exceed 10% of the then outstanding principal amount of the Bonds. The aggregate amount invested in Non-Purpose Investments shall be promptly and appropriately reduced as the outstanding principal of the Bonds is reduced.

          (m) Notwithstanding any provision of this Section to the contrary, the Company shall be liable, and shall indemnify and hold the Authority and the Trustee harmless against any liability, for payments due to the United States pursuant to Section 148(f) of the Code. Further, the Company specifically agrees that neither the Authority nor the Trustee shall be held liable, or in any way responsible, and the Company shall indemnify and hold harmless the Trustee and the Authority against any liability, for any mistake or error in the filing of the payment or the determination of the Rebate Amount due to the United States or for any consequences resulting from any such mistake or error. The provisions of this paragraph shall survive termination of this Agreement.

          (n) The Authority, the Trustee and the Company acknowledge that the provisions of this Section 6.04 are intended to comply with Section 148(f) of the Code and the regulations promulgated thereunder and if as a result of a change in such Section of the Code or the promulgated regulations thereunder or in the interpretation thereof, a change in this Section 6.04 shall be permitted or necessary to assure continued compliance with Section 148(f) of the Code and the promulgated regulations thereunder, then with written notice to the Trustee, the Authority and the Company shall be empowered to amend this Section 6.04 and the Authority may require, by written notice to the Company and the Trustee, the Company to amend this Section 6.04 to the extent necessary or desirable to assure compliance with the provisions of Section 148 of the Code and the regulations promulgated thereunder; provided that either the Authority or the Trustee shall require, prior to any such amendment becoming effective, at the sole cost and expense of the Company, an opinion of Bond Counsel satisfactory to the Authority to the effect that either (i) such amendment is required to maintain the exclusion from gross income under Section 103 of the Code of interest paid and payable on the Bonds or (ii) such amendment shall not adversely affect the exclusion from gross income under Section 103 of the Code of the interest paid or payable on the Bonds.

                    (o) (i) The obligation to pay any Rebate Amount with respect to the Bonds shall be treated as satisfied if the following requirements are met (the "six month exception"):

                           (A) Gross  Proceeds of the Bonds (as modified  below)
                    are expended by no later than the date which is six (6) months after the Issue Date; and

                           (B) the rebate  requirement  is met for  amounts  not
                    required to be spent within the six (6) month period (excluding earnings on a bona fide debt service fund).

                           The  requirement  described  above will be treated as
satisfied if no more than the lesser of 5% of the Issue Price of the Bonds or $100,000 are unexpended at the end of the six (6) month period after the Issue Date and such amount is expended no later than the date which is one year after the Issue Date.

                           (ii) The  obligation  to pay any Rebate  Amount  with
respect to the Bonds shall be treated as satisfied if all of the following requirements are satisfied (the "eighteen month exception"):

                           (A) Gross  Proceeds of the Bonds (as modified  below)
                    are expended in accordance with the following schedule:

                                    (1) At least 15%  within  six (6)  months of
                           the Issue Date,

                                    (2) At least 60% within  twelve  (12) months
                           of the Issue Date, and

                                    (3) 100% within  eighteen (18) months of the
                           Issue Date; provided, however, the Bonds will not fail to satisfy this requirement as a result of unspent proceeds for reasonable retainage (as defined below), if the reasonable retainage is spent within thirty (30) months of the Issue Date;

                           (B) The rebate requirement is met with respect to all
                    amounts not required to be spent in accordance with the foregoing schedule (other than earnings in a bona fide debt service fund); and

                           (C) The Gross  Proceeds  of the Bonds  qualify for an
                    initial three (3) year (or five (5) year) temporary period.

                           (iii) For purposes of subsections (i) and (ii), Gross
Proceeds do not include (A) amounts held in a bona fide debt service fund, (B) amounts held in a reasonably required reserve or replacement fund, (C) amounts that, as of the Issue Date, are not reasonably expected to be Gross Proceeds but that become Gross Proceeds after the end of the applicable (i.e., 6 month or 18 month) spending period, (D) sales or investment proceeds derived from payments under any purpose investment of the Issue and (E) amounts representing repayments of grants.

                    (p) The Company shall give immediate telephonic notice, promptly confirmed in writing, to the Authority and the Trustee of any Determination of Taxability (as defined in the Bond) whether the Company is on Notice of such Event of Taxability by its own filing of any statement, tax schedule, return or document with the Internal Revenue Service which discloses that an Event of Taxability shall have occurred, by its receipt of any oral or written advice from the Internal Revenue Service that an Event of Taxability shall have occurred, or otherwise.

          Section 6.05. Administrative Expenses. The Company shall pay to or for the account of the Authority and the Trustee within 30 days after notice thereof all reasonable costs and expenses incurred by the Authority and the Trustee in connection with the financing and administration of the Project, including, without limitation, any fees associated with the calculation of rebate, except such as may be paid out of the proceeds of the Bonds, including, without limitation, the costs of administering this Loan Agreement and the fees and expenses of attorneys, consultants and others.

          Section 6.06. Indemnity Against Claims. The Company will pay and discharge and will indemnify and hold harmless the Authority and the Trustee from (a) any lien or charge upon amounts payable hereunder by the Company to the Authority or the Trustee, as the case may be,(other than the lien of the Indenture), and (b) any taxes, assessments, impositions and other charges in respect of the Project Facilities, other than Permitted Liens. If any claim of any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Authority or the Trustee, as the case may be, will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and shall assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

          Section 6.07. Indemnification of the Authority and the Trustee. The Company agrees, whether or not the transactions contemplated by this Agreement, the Indenture and the Credit Facility Agreement shall be consummated:

                    (a) to pay, and save the Authority and the Trustee harmless against liability for the payment of all out-of-pocket expenses arising in connection with said contemplated transactions, including the reasonable fees and expenses of the Authority's Counsel and the Trustee's Counsel; and

                    (b) to protect, indemnify and save the Authority, any person who "controls" the Authority (within the meaning of Section 15 of the Securities Act of 1933, as amended) and members, officers, directors, officials, employees and attorneys of the Authority, the State, the Trustee and their respective members, officers, directors, officials, attorneys and employees (collectively, the "Indemnified Parties") harmless from and against all liabilities, losses, damages, costs, expenses, (including reasonable attorneys' fees), taxes, causes of action, suits, claims, demands and judgments of any nature or form, (including all costs, expenses and reasonable counsel fees incurred in investigating or defending such claim) by or on behalf of any person, arising in any manner from the transactions of which this Agreement is a part or arising in any manner in connection with the Project or the financing of the Project including, without limiting the generality of the foregoing, caused by, relating to, arising out of, resulting from, or in any way connected with (1) the condition, use, possession, conduct, management, planning, design, acquisition, construction, installation, financing or sale of the project or any part thereof, including the obligation to pay rebate to the Federal government; or
(2) any untrue statement of a material fact contained in information submitted or to be submitted by the Company with respect to the transactions contemplated hereby; or (3) any omission of a material fact necessary to be stated therein in order to make such statement not misleading or incomplete; or (4) any breach or default by the Company of or in any of its obligations hereunder, under the Indenture or any other Loan Document; or (5) the acceptance, administration or performance of any of the duties of any said Indemnified Party under the Indenture, this Agreement or any related document; or (6) any accident, injury or damage whatsoever to any person occurring in or about the Project. In case any action shall be brought against one or more of the Indemnified Parties based upon any of the above and in respect to which indemnity may be sought against the Company, such Indemnified Parties shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Parties, the payment of all costs and expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel at the Company's expense in any such action and to participate in the defense thereof if, in the opinion of the Indemnified Party, a conflict of interest could arise out of the representation of the separate parties by one counsel. The Company shall not be liable for any settlement of any such action effected without Company's consent, but if settled with the consent of the Company, or if there is a final judgment for the claimant on any such action, the Company agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

          The Company agrees to and does hereby indemnify and hold harmless the Indemnified Parties against any and all losses, claims, damages or liabilities (including all costs, expenses, and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by relating to, arising out of, resulting from, or in any way connected to an examination, investigation or audit of the Bonds by the Internal Revenue Service (IRS). In the event of such examination, investigation or audit, the Indemnified Parties shall have the right to employ counsel at the Company's expense. In such event, the Company shall assume the primary role in responding to and negotiating with the IRS, but shall inform the Indemnified Parties of the status of the investigation. In the event Company fails to respond adequately and promptly to the IRS, the Authority shall have the right to assume the primary role in responding to and negotiating with the IRS and, upon prior written notice to the Company, shall have the right to enter into a closing agreement, for which the Company shall be liable.

          (c) Notwithstanding anything in this Agreement to the contrary which may limit recourse to the Company or may otherwise purport to limit the Company's liability, the provisions of this Section shall control the Company's obligations and shall survive the termination of this Agreement and the repayment of the Bonds.

          The provisions of this Section 6.07 shall not apply to any liabilities, losses, damages, costs, expenses, taxes, causes of action, suits, claims, demands or judgments resulting from the Authority's or the Trustee's own gross negligence, willful misconduct or fraudulent actions.

          Notwithstanding the fact that it is the intention of the parties that the Authority shall not incur pecuniary liability by reason of the terms of this Agreement, or the undertakings required of the Authority hereunder, by reason of the issuance of the Bonds, by reason of the execution of the Indenture, by reason of the performance of any act requested of it by the Company, or by reason of the operation of the Project by the Company, including all claims, liabilities or losses arising in connection with the violation of any statutes or regulations pertaining to the foregoing, nevertheless, if the Authority should incur any such pecuniary liability (except liability resulting from the Authority's gross negligence, willful misconduct or fraudulent actions) then in such event the Company shall indemnify and hold harmless the Authority against all claims by or on behalf of any person, firm or corporation, arising out of the same, and all costs and expenses incurred in connection with any such claim or in connection with any action or proceeding brought thereon, and upon notice from the Authority, the Company shall defend the Authority in any such action or proceeding.

          Section 6.08. Additional Information. Until payment of the Bonds in full shall have occurred the Company shall promptly, from time to time, deliver to the Trustee and upon the request of the Authority, to the Authority, such information regarding the operations, business affairs and financial condition of the Company as the Trustee (or the Authority) may reasonably request. The Trustee is hereby authorized to deliver a copy of any such financial information delivered hereunder, or otherwise obtained by the Trustee, to any Bondholder or prospective Bondholder, to any regulatory authority having jurisdiction over the Trustee and to any other Person as may be required by law. The Authority and the Trustee are authorized to provide information concerning the outstanding principal amount and payment history of, and other information pertaining to, the Bonds or the First Mortgage Bonds to any agency or regulatory authority of the State requesting such information.

          Section 6.09. Maintain Existence. The Company covenants that it will maintain its existence and the location of the Project within the State of New Jersey, will preserve and maintain its existence as a corporation under the laws of the State, and preserve and maintain its authority to operate and will operate the Project Facilities as an authorized project within the meaning of the Act and as local facilities for the furnishing of water. The Company will at all times preserve and protect the Project in good repair, working order and safe condition, and from time to time will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto including those required after a casualty loss. The Company shall pay all operating costs, utility charges and other costs and expenses arising out of ownership, possession, use or operation of the Project. The Authority shall have no obligation and makes no warranties respecting the condition or operation of the Project.

          The Company will not use the financing under this Agreement or the issuance of the Bonds by the Authority as a basis for contesting any assessment or levy of any tax and, if any administrative body or court of competent jurisdiction shall hold for any reason that the Project Facilities are exempt from taxation by reason of the financing under this Agreement or the issuance of the Bonds by the Authority or other Authority action in respect thereto, the Company covenants to make payments in lieu of all such taxes in an amount equal to such taxes, and, if applicable, interest and penalties.

          Section 6.10. Use of Project. The Company shall use or cause the Project to be used as an authorized project for a purpose and use as provided for under the Act and for the use set forth in the Application to the Authority until Payment of the Bonds. The Company shall not relocate the Project or any part thereof within the State or out of the State. The Project is of a character included within the definition of "project" in the Act, and its estimated cost was at least $6,000,000. The Company will operate the Project substantially in the form represented in the Application and will neither (a) materially alter the operation of the Project without the prior written consent of the Authority, nor (b) cause a change in the use of the Project such that the Bonds would cease to be a qualified small issue bond (within the meaning of Section 144(a) of the Code).

          Section 6.11. Change in Location. The Company shall not relocate the Project or any part thereof out of the State. The Company shall not relocate the project within the State without the prior written consent of an authorized Authority Representative and an opinion of Bond Counsel that the relocation will not affect the tax-exempt status of interest on the Bonds (except that the interest on the Bonds is subject to AMT).

          Section  6.12.   Additional  Reporting   Requirements.   (i)  On  each
anniversary hereof, the Company shall furnish to the Authority the following:

                           (a) a  certification  indicating  whether  or not the
                    Company is aware of any condition, event or act which constitutes an Event of Default, or which would constitute an Event of Default with the giving of notice or passage of time, or both, under any of the Loan Documents;

                           (b) a written  description  of the present use of the
                    Project and a description of any anticipated material change in the use of the Project or in the number of employees employed at the Project, and

                           (c) a report from every entity that leases or occupies space at the Project location indicating the number of persons the entity employs at the Project location.

                    (ii) Upon the request of the Authority, the Company shall furnish to the Authority such financial information as the Authority may reasonably request.

          Section 6.13. Observe Laws. The Company shall observe all applicable laws, regulations and other valid requirements of any regulatory authority with respect to its operations at the Project Facilities and the Project Site.

          Section 6.14. Number of Employees. The Company shall maintain or increase the number of employees employed by the Company as set forth in the Application to the Authority.

          Section 6.15. Authority Consent to Sale of Assets. The Company shall maintain its existence as a legal entity and shall not sell, assign, transfer or otherwise dispose of the Project or substantially all of its assets without the consent of the Authority; provided however that the Company may merge with or into or consolidate with another entity, and the Project or this Agreement may be transferred pursuant to such merger or consolidation without violating this
Section 6.15 provided: (1) the Company causes the proposed surviving, resulting or transferee company to furnish the Authority with a Change of Ownership Information Form then in use by the Authority; (2) the net worth of the surviving, resulting or transferee company following the merger, consolidation or transfer is equal to or greater than the net worth of the Company immediately preceding the merger, consolidation or transfer as verified by the independent auditors of the Company; (3) any litigation or investigations in which the surviving, resulting or transferee company or its principals, officers and directors are involved at the time of such merger, and any court, administrative or other orders to which the surviving resulting or transferee company or its officers and directors are subject, relate to matters arising in the ordinary course of business; (4) the surviving, resulting or transferee company assumes in writing the obligations of the Company under this Loan Agreement and the other Loan Documents; (5) after the merger, consolidation or transfer, the Project shall continue to be operated as an authorized project under the Act; and (6) the merger, consolidation or transfer shall not impair the excludability of interest paid on the Bonds from gross income of the Owners thereof for federal income taxation (except that the interest on the Bonds is subject to AMT) or cause a reissuance pursuant to an opinion of Bond Counsel. The Company shall, prior to the taking of any of the foregoing proposed actions, deliver to the Authority and the Trustee an opinion of Bond Counsel to the effect that the proposed action will not cause the interest on the Bonds to become includable in the gross income of the registered owners of the Bonds for Federal income tax purposes (except that the interest on the Bonds is subject to AMT), except in the event such Holder is a Substantial User or a Related Person thereto.

          Section 6.16. Approval of Tenants by the Authority. Prior to leasing, subleasing or consenting to the subleasing or assigning of any lease of all or any part of the Project, the Company shall cause to be furnished to the Authority, a Project Occupant Information Form then in use by the Authority at such time, completed and executed by the proposed tenant and a copy of the proposed lease. In any event, the Company shall not permit any such leasing, subleasing or assigning of leases that would impair the excludability of interest paid on any tax-exempt Bonds from the gross income of the holders thereof for purposes of federal income taxation (except that the interest on the Bonds is subject to AMT), or that would impair ability of the Company to operate the Project or cause the Project not to be operated as an authorized project under the Act.

          Section 6.17. Continuing Disclosure. The Bonds are subject to the continuing disclosure requirements of Section (b)(5) of Rule 15c2-12 (the "Rule") adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended and supplemented. To that end, the Company is entering into a continuing disclosure agreement with the Trustee. The Company hereby covenants and agrees with the Bondholders that it will comply with and carry out all of the provisions of such continuing disclosure agreement, as amended from time to time, applicable to it. Notwithstanding any other provision of this Loan Agreement, failure of the Company to comply with such continuing disclosure agreement shall not be considered a default or an event of default under this Loan Agreement and the rights and remedies provided by this Loan Agreement upon the occurrence of an Event of Default shall not apply to any such failure, but the continuing disclosure agreement may be enforced only as provided therein.

          Section 6.18. Brokerage Fee. The Authority shall not be liable to the Company for any brokerage fee, finders fee, or loan servicing fee and the Company shall hold the Authority harmless from any such fees or claims.

                                   ARTICLE VII

                            COVENANTS OF THE COMPANY
                            ------------------------


          The Company covenants and agrees, so long as this Loan Agreement shall remain in effect or the Bonds shall be Outstanding, as follows:

          Section 7.01. Preservation of Corporate Existence, Business and Property. The Company will at all times preserve and maintain its corporate existence, rights, privileges and franchises, necessary to conduct its existing line of business as a water utility and will preserve and protect its property used or useful in the conduct of its business and will keep such property in good repair, working order and condition, and from time to time will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto.

          Section 7.02. Insurance Required. Until payment of the Bonds shall be made in full, the Company will keep the Project Facilities continuously insured against such risks as are required by the Authority and including, without limiting the generality of the foregoing:

          (a) casualty insurance on the Project Facilities in an amount not less than the full insurable value of all property located at, and all improvements to, the Project Facilities, against loss or damage by fire and lightning and other hazards ordinarily included under uniform broad form extended coverage policies, limited only as may be provided in the uniform broad form of extended coverage endorsement, at the time in use in the State, which shall name the Trustee as mortgagee, loss payee and additional insured;

          (b) general comprehensive liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project Facilities (such coverage to include provisions waiving subrogation against the Authority and the Trustee) in amounts not less than $1,000,000 with respect to bodily injury to any one person, $1,000,000 with respect to bodily injury to two or more persons in any one accident and $1,000,000, with respect to property damage resulting from any one occurrence naming the Authority and the Trustee as additional insureds;

          (c) liability insurance with respect to the Project Facilities under the workers' compensation laws of the State; provided, however, that the insurance so required may be provided by blanket policies now or hereafter maintained by the Company; and

          (d) if at any time any portion of the Project Site is in an area that has been identified by the Secretary of Housing and Urban Development as having special flood and mud slide hazards, a policy of flood insurance covering improvements located on such portion of the Project Site with amounts and coverage satisfactory to the Authority.

         Section 7.03.     General Requirements Applicable to Insurance.

          (a) Each insurance policy obtained in satisfaction of the requirements of Section 7.02 hereof:

                    (i) shall be by such insurer (or insurers) as shall be financially responsible, qualified to do business in the State and of recognized standing;

                    (ii) shall be in such form and have such provisions (including, without limitation, the lenders long-form loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and have been accepted in all respects by the Authority;

                    (iii) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Authority and the Trustee;

                    (iv) shall provide that losses thereunder shall be adjusted with the insurer by the Company, with the consent of the Authority, at the Company's expense on behalf of the insured parties and the decision of the Company as to any adjustment shall be final and conclusive; and

                    (v) without limiting the generality of the foregoing, all insurance policies carried on the Project Facilities shall name the Company, the Authority and the Trustee as parties insured thereunder as the respective interests of each may appear, and any loss thereunder shall be made payable and shall be applied as provided in the Mortgage Indenture and all liability insurance shall name the Authority and the Trustee as additional insureds.

          (b) Prior to expiration of any such policy, the Company shall furnish the Authority and the Trustee with evidence satisfactory to the Authority and the Trustee that the policy or certificate has been renewed or replaced in compliance with this Loan Agreement or is no longer required by this Loan Agreement.

          (c) In addition to the provisions of Section 7.03(a) and (b) above, the Company shall also comply with any insurance requirements set forth in the Mortgage Indenture.

          (d) Upon request therefor, the Company shall furnish the Authority and the Trustee with copies of any policy requested and proof of the coverages required under Section 7.02 above.

          (e) In the event the Company shall fail to maintain the insurance coverage required by this Loan Agreement, the Authority or the Trustee may (but shall be under no obligation to), after ten (10) days written notice to the Company unless cured within such ten (10) days, contract for the required policies of insurance and pay the premiums on the same and the Company agrees to reimburse the Authority or the Trustee to the extent of the amounts so advanced with interest thereon at the maximum rate permitted by law.


          Section 7.04. Payment of Taxes, etc. The Company will promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or in respect of any of its property and assets as provided in, and except as permitted under, the Mortgage Indenture.

          The Company agrees to cause any order, writ or warrant of attachment, garnishment, execution, replevin or similar process filed against any part of the funds or accounts held by the Trustee under the Indenture to be discharged, vacated, bonded or stayed within ninety (90) days after such filing (or such longer period if the Company is contesting such process in good faith), but in any event not later than five (5) days prior to any proposed execution or enforcement with respect to such filing or any transfer of moneys or investments pursuant to such filing.

          Section 7.05. Compliance with Applicable Laws. The Company agrees to construct, operate and maintain the Project in accordance with all applicable Federal, State, county and municipal laws, ordinances, rules and regulations now in force or that may be enacted hereafter including, but not limited to such environmental protection, workers' compensation, sanitary, safety, non-discrimination and zoning laws, ordinances, rules and regulations as shall be binding upon the Company, except where the failure to so comply will not have a material adverse effect upon the Company's operations or the Company's financial condition.

          Section 7.06. Covenant with Respect to the Bond Insurer. The Company agrees that, so long as any of the Bonds remain Outstanding, it will deliver to the Bond Insurer, as soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year, its annual audited financial statements, prepared in accordance with generally accepted accounting principles, consistently applied. In addition, from time to time (a) official statement or other disclosure material, if any, prepared in connection with the issuance of additional First Mortgage Bonds or debt, whether or not such debt is on parity with the Bonds, in case within 30 days after the sale thereof; (b) notice of the redemption, other than mandatory sinking fund redemption, of any of the Bonds, including the principal amount, maturities and CUSIP numbers thereof; and (c) any additional information the Bond Insurer may reasonably request from time to time.

          Section 7.07. Financial Statements. The Company agrees that, so long as any of the Bonds remain Outstanding, it will deliver, as soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year, (a) to the Trustee and, upon the request of the Authority, to the

Authority a copy of its balance sheet as at the end of such year and its income and retained earnings statement and statement of cash flows for such year, in reasonable detail, certified by independent accountants of recognized national standing selected by the Company as having been prepared in accordance with generally accepted accounting principles, and the New Jersey Uniform System of Accounts to the extent not inconsistent therewith, consistently applied except as otherwise stated; and (b) to the Trustee and to the Authority a certificate signed by the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer or a principal accounting officer of the Company which shall state whether or not, to the best of the knowledge of the signers, any condition has occurred and is continuing which constitutes an "event of default" as defined in this Loan Agreement or which, after notice or lapse of time, or both, would constitute such an event of default, and, if any such condition or event exists, specifying the nature and period of existence thereof, and what action the Company is taking and proposes to take with respect thereto.

          Section 7.08. Mergers, etc. The Company shall maintain its existence as a legal entity and its qualification to do business in the State and shall not sell, assign, transfer or otherwise dispose of substantially all of the Project Facilities or substantially all of its assets, except for any disposition as may be required by a condemnation by a proper authority and as may be permitted by the Mortgage Indenture.

          Section 7.09. Assignment of Loan Agreement. Subject to the provisions of Section 6.15, the Company may not assign or transfer the whole or any part of this Loan Agreement without the prior express written consent of the Authority. Any assignment of this Loan Agreement by the Company without the prior express written consent of the Authority shall be null and void.

          Section 7.10. Transfer of Project Facilities. The Company shall not sell or otherwise dispose of any possessory interest in whole or part of the Project Facilities without complying with the provisions of Section 6.15, except in the ordinary course of its business.

          Section 7.11. Cost Recovery. To the extent that any property is financed by the Bond Proceeds, the cost recovery deduction allowed for such property shall be determined by using the alternative depreciation system determined in accordance with Section 168(g) of the Code.

          Section 7.12. Covenant by Company as to Compliance with Indenture. The Company covenants and agrees that it will not interfere with the exercise of the power and authority granted to the Trustee in the Indenture. The Company further agrees to aid in furnishing to the Authority or the Trustee any documents, certificates or opinions that may be required under the Indenture and to comply with the provisions thereof to the extent applicable to the Company, including without limitation any payments due to the Bond Insurer pursuant to Section 5.04 of the Indenture.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES
                              ---------------------


          Section 8.01. Events of Default. Any one or more of the following events shall constitute an Event of Default with respect to the Bonds hereunder:

          (a) if any representation or warranty made herein or in any other Loan Document or in any report, certificate, financial statement or other instrument furnished in connection with this Loan Agreement shall prove to be false or misleading in any material respect when made;

          (b) default in the payment of any installment of the principal or interest on the First Mortgage Bonds on the date when due after giving effect to any applicable grace period;

          (c) default in the payment of any installment of the principal of or interest due upon the Extraordinary Mandatory Redemption of the First Mortgage Bonds or the Bonds;

          (d) default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms of the Loan Documents, other than the payment of principal and interest which shall be governed by (b) and (c) above, and such default shall continue unremedied for sixty (60) days after written notice thereof given by the Authority or the Trustee, provided that in the event such default cannot be reasonably cured within such sixty (60) day period, the Company shall be permitted, with the consent of the Bond Insurer, such additional period approved by the Bond Insurer as may be necessary to cure such default provided the Company is diligently pursuing a cure of such default;

          (e) default in the performance or breach of any covenant or warranty of the Company in this Loan Agreement relating to the discharge, vacation, bonding or stay of any order, writ or warrant of attachment, garnishment, execution, replevin or similar process filed against any part of the funds or accounts held by the Trustee under the Indenture; or

          (f) the Company shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets; or shall generally not be paying its debts as they become due; or shall have made a general assignment for the benefit of creditors; or shall have submitted a petition or an answer seeking reorganization or an arrangement with creditors; or shall have taken advantage of any insolvency law, or submitted an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding; or an order, judgment or decree shall have been entered, without the application, approval or consent of the Company, by any court of competent jurisdiction approving a petition seeking reorganization of the Company, or appointing a custodian, receiver, trustee or liquidator of the Company or of a substantial part of any of its assets and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days; or the Company shall have filed a voluntary petition in bankruptcy; or if any order for relief has been entered against the Company under the Federal Bankruptcy Code; (g) the occurrence of an "event of default" under the Mortgage Indenture other than an event of default resulting from a default in the payment of any installment of the principal or interest on the First Mortgage Bonds on the date when due (pursuant to Section 8.01(b) hereof), and the acceleration of the First Mortgage Bonds as a result of such "event of default."

          Section 8.02. Remedies. (i) Whenever any Event of Default referred to in Section 8.01 hereof shall have occurred and be subsisting, provided that written notice of the default, when required, has been given to the Company by the Authority and the Event of Default has not theretofore been cured, and provided, further, that no remedial steps shall be taken by the Authority the effect of which would be to entitle the Authority to funds necessary for the payment of principal and interest on the Bonds which have not yet matured unless such principal and interest shall have been declared due and payable in accordance with the Indenture and such declaration shall not have been rescinded, any one or more of the following remedial steps may be taken, subject in the following instances to the consent and direction of the Bond Insurer (so long as no default exists under the Bond Insurance Policy):

                           (a) The First Mortgage Bonds may be redeemed, together with interest then due thereon, by delivery of written notice of the Authority's or the Trustee's exercise of such option to the Trustee and the Company, such payments to be immediately due and payable, subject to the terms and conditions of the Mortgage Indenture, or the First Mortgage Bonds may be sold in conformity with the provisions of the New Jersey Uniform Commercial Code (provided the same is in compliance with all securities laws); and

                           (b) The  Authority  may take any  action at law or in
                    equity to collect the payments then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Loan Agreement or the Mortgage Indenture.

                           (ii) Without the  necessity of obtaining  the consent
of the Bond Insurer or the holders of the bonds: (a) if the Company commits a breach, or threatens to commit a breach of the Authority's Reserved Rights, the Authority shall have the right and remedy, without posting bond or other security, to have the applicable provisions of this Loan Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate and irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor; or (b) if a payment default occurs under Section 8.01(c) hereof, the Authority may cause the Borrower's payment obligations under this Loan Agreement and under the First Mortgage Bonds to be accelerated, together with interest then due thereon, by delivery of written notice of the Authority's exercise of such option to the Trustee and the Company, such payments to be immediately due and payable.

Any amounts collected pursuant to action taken under this Section 8.02 shall be applied in accordance with the Indenture.

          Section 8.03. No Remedy Exclusive. No remedy herein conferred or reserved to the Authority is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Article, it shall not be necessary to give notice, other than such notice as may be required in this Article.

          Section 8.04. Additional Remedies. In addition to the above remedies, if the Company commits a breach or threatens to commit a breach of this Loan Agreement, the Trustee shall have the right and remedy, without posting bond or other security, to have the provisions of this Loan Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Trustee and that money damages will not provide an adequate remedy therefor.

          Section 8.05. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company should default under any of the provisions of this Loan Agreement or other Loan Documents and either the Authority or the Trustee shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or for the enforcement or performance or observance of any obligation or agreement on the part of the Company or enforcement of the Bonds under any Loan Document, the Company agrees that it will, on demand therefor, pay to the Authority or the Trustee, as the case may be, the reasonable fees of such attorneys and such other expenses so incurred by the Authority or the Trustee.

          Section 8.06. No Additional Waiver Implied by One Waiver. In the event any agreement contained in any Loan Document should be breached by any party and thereafter such breach should be waived by any party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          Section 8.07. Rights of the Bond Insurer. The Bond Insurer shall have the same rights as the Authority and the Trustee to pursue any remedy created herein, in the Indenture or the Twenty-Ninth Supplemental Indenture.

          The Company shall furnish the Bond Insurer with at least two Business Days' notice prior to any Interest Payment Date or Principal Payment Date, if the Company does not intend or will be unable to make the scheduled payment on such date to the Trustee.

          Any reorganization or liquidation plan with respect to the Company must be acceptable to the Bond Insurer. In the event of any reorganization or liquidation, the Bond Insurer shall have the right to vote on behalf of all Holders, absent a Bond Insurer Default.

          Section 8.08. Authority May File Claim in Bankruptcy. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Loan Agreement or the Bonds or to property of the Company, or such other obligor or the creditors of any of them, the Authority (irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether demand shall have made on the Company for the payment on the First Mortgage Bonds of an amount equal to overdue principal or interest or additional interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to:

                    (i) file and prove a claim for the reasonable compensation, expenses, disbursements and advances of the Authority, its agents and counsel allowed in such judicial proceeding; and

                    (ii) file and prove a claim arising out of a claim for indemnification by or on behalf of the Authority, any person who "controls" the Authority (within the meaning of Section 15 of the Securities Act of 1933, as amended) and members, officers, directors, officials, employees and attorneys of the Authority, the State and their respective members, officers, directors, officials, attorneys and employees its agents and counsel allowed in such judicial proceeding; and

                    (iii) file and prove a claim for funds held in, or which should have been held in, the Rebate Account or the payment of the Rebate Amount due under Section 6.04 hereof; and

                    (iv) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------


          Section 9.01. Notice. Any notice required to be given by any party shall also be given to the Bond Insurer. Any notice to the parties to this Loan Agreement shall be conclusively deemed to have been received by, and to be effective on the date on which sent by facsimile transmission or delivered to it, at the address listed below or, if sent by certified mail, postage prepaid, on the third business day after the day on which mailed, addressed to the party at said address:

         Authority:        New Jersey Economic Development Authority
                           36 West State Street
                           PO Box 990
                           Trenton, New Jersey  08625
                           Attn:  Managing Director of Investment Banking

         Company:          Middlesex Water Company
                           1500 Ronson Road
                           P.O. Box 1500
                           Iselin, New Jersey 08830
                           Attn:  A. Bruce O'Connor, C.P.A.
                                  Vice President, Controller &
                                  Chief Financial Officer

         Trustee:          The Bank of New York
                           385 Rifle Camp Road
                           West Paterson, New Jersey 07424
                           Attn:  Corporate Trust Department

         Bond Insurer:     AMBAC Indemnity Corporation
                           One State Street Plaza
                           New York, New York  10004
                           Attn:  General Counsel

The addresses set forth hereinabove may be changed pursuant to notice given in accordance with this Section 9.01.

          Section 9.02. Concerning Successors and Assigns. All covenants, agreements, representations and warranties made herein, in the other Loan Documents and in the certificates delivered pursuant hereto and thereto shall survive the making of the Loan herein contemplated and the execution and delivery of the First Mortgage Bonds and shall continue in full force and effect so long as the Obligations are outstanding and unpaid. Whenever in this Loan Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company which are contained in this Loan Agreement shall bind its successors and assigns and inure to the benefit of the successors and assigns of the Authority.

          Section 9.03. Expenses and Fees. All expenses in connection with the preparation, execution, delivery, recording and filing of this Loan Agreement, and the other Loan Documents and in connection with the preparation, issuance and delivery of the Bonds, the Authority's fees, the fees and expenses of St. John & Wayne, L.L.C., the fees and expenses of the Trustee, the fees and expenses of Trustee's counsel and the fees and expenses of counsel to the Underwriter shall be paid directly by the Company. The Company shall also pay throughout the term of the Bonds the Authority's fees and expenses and the Trustee's annual and special fees and expenses under the Indenture, the Loan Agreement and the other Loan Documents, including, but not limited to, reasonable attorney's fees and all costs of issuing, collecting payment on and redeeming the Bonds thereunder, and any costs and expenses of any Bondholder (or beneficial owner) in connection with any approval, consent or waiver under, or modification of, any such document.

          Section 9.04. New Jersey Law Governs. This Loan Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State.

          Section 9.05. Modification in Writing. The waiver of any provision of this Loan Agreement or any other Loan Document, or consent to any departure by the Company therefrom shall, in no event, be effective unless the same shall be in writing and signed by the Authority and approved by the Bond Insurer. Any such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon the Company in any case shall entitle it to any other further notice or demand in the same circumstances. Any amendment of this Loan Agreement shall be effected only in the manner provided in Article XII of the Indenture.

          Section 9.06. Failure to Exercise Rights. Neither any failure nor any delay on the part of the Authority in exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

          Section 9.07. Assignment of Loan Documents. The Company acknowledges that the Loan Documents including the First Mortgage Bonds, shall be assigned by the Authority to the Trustee as security for the Bonds pursuant to the terms of the Indenture. The Authority retains the right, jointly and severally with the Trustee, to specifically enforce the provisions contained in the Loan Documents.

          The Company assents to such assignment and hereby agrees that, as to the Trustee, its obligation to make payments under the Loan Documents and the First Mortgage Bonds shall be absolute, and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Authority of any duty or obligation to the Company, whether hereunder or otherwise, or out of indebtedness or liability at any time owing to the Company by the Authority.

          Section 9.08. Further Assurances and Corrective Instruments. The Authority and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project or for carrying out the intention of or facilitating the performance of this Loan Agreement in the manner provided in Article XII of the Indenture.

          Section 9.09. Captions. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Loan Agreement.

          Section 9.10. Severability. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render any other provision hereof unenforceable.

          Section 9.11. Counterparts. This Loan Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 9.12. Effective Date and Term. This Loan Agreement shall become effective upon its execution and delivery by the parties hereto, and all representations and warranties shall be deemed to have been made as of such date of execution and delivery and shall remain in full force and effect from the date hereof and, subject to the provisions hereof, shall expire on such date as the Bonds and the interest thereon, the First Mortgage Bonds and the interest thereon and all other expenses, penalties, fees, additions to tax or sums to which the Authority and the Trustee are entitled, have been fully paid and retired.

          Section 9.13. Incorporation of Terms. The other Loan Documents shall be made subject to all the terms and conditions contained in this Loan Agreement to the same extent and effect as if this Loan Agreement were fully set forth in and made a part of the other Loan Documents. This Loan Agreement is made subject to all the conditions, stipulations, agreements and covenants contained in the other Loan Documents to the same extent and effect as if the other Loan Documents were fully set forth herein and made a part hereof. Notwithstanding any of the foregoing, if any provisions in the other Loan Documents (other than the Indenture and the Bonds) are inconsistent with the public purpose covenants contained within this Loan Agreement, to that extent this Loan Agreement shall control.

          IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Loan
Agreement and, where applicable, caused their corporate seals to be affixed hereto and to be attested, as of the day first written above.


[SEAL]                                      NEW JERSEY ECONOMIC DEVELOPMENT
                                                       AUTHORITY
ATTEST:


_________________________           By:_____________________________________
Frank T. Mancini, Jr.                       Caren S. Franzini
Assistant Secretary                         Executive Director

[SEAL]                                      MIDDLESEX WATER COMPANY

ATTEST:



____________________________        By:_______________________________
Marion F. Reynolds                          Dennis G. Sullivan
Vice President, Secretary                   President
and Treasurer

                                    EXHIBIT A
                                    ---------

                          Form of First Mortgage Bonds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                 LOAN AGREEMENT


                                 By and Between


                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY


                                       and


                             MIDDLESEX WATER COMPANY




                          Dated as of January 15, 2002




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 LOAN AGREEMENT
                                 --------------

                    Water Facilities Revenue Refunding Bonds
                 (Middlesex Water Company Project), Series 2002


                                TABLE OF CONTENTS
                                -----------------

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.     Definitions............................................  21

                                   ARTICLE II

                                    THE LOAN

Section 2.01.     The Loan...............................................  28
Section 2.02.     First Mortgage Bonds...................................  29
Section 2.03.     Prepayment of Redeemed Bonds...........................  30
Section 2.04.     No Defense or Set-Off..................................  30
Section 2.05.     Deficiencies in Revenues...............................  30
Section 2.06.     Manner of Payment......................................  30
Section 2.07.     Repayment of Loan......................................  30

                                   ARTICLE III

                                  PROJECT FUNDS

Section 3.01.     Application of Bond Proceeds...........................  32
Section 3.02.     Disbursement from the Project Fund.....................  32
Section 3.03.     Company Required to Pay if Project Fund Insufficient...  32
Section 3.04.     Rebate Fund............................................  32
Section 3.05.     Investment of the Funds................................  33
Section 3.06.     The Trustee............................................  34

                                   ARTICLE IV

                        REPRESENTATIONS OF THE AUTHORITY

Section 4.01.     Representations........................................  35

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 5.01.     Organization, Powers, etc..............................  37
Section 5.02.     Execution of Loan Documents............................  37
Section 5.03.     Litigation.............................................  37
Section 5.04.     No Defaults............................................  38
Section 5.05.     No Material Adverse Change.............................  38
Section 5.06.     Important Inducement...................................  38
Section 5.07.     No Untrue Statements...................................  38
Section 5.08.     No Action..............................................  38
Section 5.09.     Design of the Project Facilities.......................  38
Section 5.10.     Commencement of Project................................  39
Section 5.11.     Substantial Users......................................  39
Section 5.12.     Placement in Service...................................  39
Section 5.13.     No Common Plan of Financing............................  39
Section 5.14.     Use of Proceeds........................................  39
Section 5.15.     Economic Life..........................................  40

                                   ARTICLE VI

                                SPECIAL COVENANTS

Section 6.01.     Access to the Project and Inspection.................... 41
Section 6.02.     Further Assurances and Corrective Instruments........... 41
Section 6.03.     Recording and Filing; Other Instruments................. 41
Section 6.04.     Compliance with Code, Arbitrage and Rebate Regulations.. 42
Section 6.05.     Administrative Expenses................................. 47
Section 6.06.     Indemnity Against Claims................................ 47
Section 6.07.     Indemnification of the Authority and the Trustee........ 47
Section 6.08.     Additional Information.................................. 49
Section 6.09.     Maintain Existence...................................... 49
Section 6.10.     Use of Project.......................................... 50
Section 6.11.     Change in Location...................................... 50
Section 6.12.     Additional Reporting Requirements....................... 50
Section 6.13.     Observe Laws............................................ 51

Section 6.14.     Number of Employees..................................... 51
Section 6.15.     Authority Consent to Sale of Assets..................... 51
Section 6.16.     Approval of Tenants by the Authority.................... 52
Section 6.17.     Continuing Disclosure................................... 52
Section 6.18.     Brokerage Fee........................................... 52

                                   ARTICLE VII

                            COVENANTS OF THE COMPANY

Section 7.01.     Preservation of Corporate Existence, Business and
                      Property............................................ 53
Section 7.02.     Insurance Required...................................... 53
Section 7.03.     General Requirements Applicable to Insurance............ 54
Section 7.04.     Payment of Taxes, etc................................... 55
Section 7.05.     Compliance with Applicable Laws......................... 55
Section 7.06.     Covenant with Respect to the Bond Insurer............... 55
Section 7.07.     Financial Statements.................................... 55
Section 7.08.     Mergers, etc............................................ 56
Section 7.09.     Assignment of Loan Agreement............................ 56
Section 7.10.     Transfer of Project Facilities.......................... 56
Section 7.11.     Cost Recovery........................................... 56
Section 7.12.     Covenant by Company as to Compliance with Indenture..... 56

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

Section 8.01.     Events of Default....................................... 57
Section 8.02.     Remedies................................................ 58
Section 8.03.     No Remedy Exclusive..................................... 59
Section 8.04.     Additional Remedies..................................... 59
Section 8.05.     Agreement to Pay Attorneys' Fees and Expenses........... 59
Section 8.06.     No Additional Waiver Implied by One Waiver.............. 59
Section 8.07.     Rights of the Bond Insurer.............................. 59
Section 8.08.     Authority May File Claim in Bankruptcy.................. 60

                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.01.     Notice.................................................. 61
Section 9.02.     Concerning Successors and Assigns....................... 61
Section 9.03.     Expenses and Fees....................................... 62
Section 9.04.     New Jersey Law Governs.................................. 62
Section 9.05.     Modification in Writing................................. 62
Section 9.06.     Failure to Exercise Rights.............................. 62
Section 9.07.     Assignment of Loan Documents............................ 62
Section 9.08.     Further Assurances and Corrective Instruments........... 63
Section 9.09.     Captions................................................ 63
Section 9.10.     Severability............................................ 63
Section 9.11.     Counterparts............................................ 63
Section 9.12.     Effective Date and Term................................. 63
Section 9.13.     Incorporation of Terms.................................. 63


Exhibit A         Form of First Mortgage Bonds
---------